UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2018

Date of reporting period:	11/30/2018

Item 1 – Reports to Stockholders

PGIM JENNISON FINANCIAL SERVICES FUND

(Formerly known as Prudential Jennison Financial Services Fund)

ANNUAL REPORT

NOVEMBER 30, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights (unaudited)

•

Financial services stocks, as represented by the S&P Composite 1500 Financials Index, had a slightly negative return during the period, trailing the 6.3% gain of the broad US equity market, as measured by the S&P 500 Index. Among the Index’s industry groups, diversified financial services, mortgage real estate investment trusts, and consumer finance recorded gains. Thrifts and mortgage finance, banks, capital markets, and insurance stocks lost ground.

•

Despite generally supportive US economic data and expectations for continued double- digit earnings growth, financial stocks overall ran head-first into a trio of negative macro trends. These stocks were pressured by: 1) the Fed’s potential to overtighten, 2) fears of an inverted yield curve, and 3) the effects of political posturing (e.g., China and tariffs) on global growth and credit trends.

•

Payment processors—including Mastercard, Visa, and Wirecard—were strong positive contributors to the Fund’s performance during the period, benefiting from the longterm global shift from cash to electronic credit and debit transactions.

•

On an industry level, the Fund’s holdings in banks and capital markets, in aggregate, detracted from relative performance during the reporting period. In addition, a lack of exposure to diversified financial services, one of the best-performing industries in the Index in the period, was a source of relative weakness. Goldman Sachs, Citigroup, and MetLife were among the Fund’s leading individual detractors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison Financial Services Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Financial Services Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Financial Services Fund

January 14, 2019

*The Prudential Day One Funds did not change their names.

PGIM Jennison Financial Services Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–8.46	–0.43	11.77	—
Class B	–8.88	–0.22	11.58	—
Class C	–4.84	0.00	11.62	—
Class R	–3.44	0.47	N/A	6.05 (2/3/12)
Class Z	–2.87	1.00	12.74	—
Class R6**	N/A	N/A	N/A	–10.38* (1/26/18)
S&P Composite 1500 Financials Index
	–0.33	11.39	12.40	—
S&P Composite 1500 Index
	5.79	10.93	14.48	—
Lipper Financial Services Funds Average
	–2.99	7.75	10.87	—

	Average Annual Total Returns as of 11/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–3.14	0.70	12.41	—
Class B	–4.12	–0.07	11.58	—
Class C	–3.89	0.00	11.62	—
Class R	–3.44	0.47	N/A	6.05 (2/3/12)
Class Z	–2.87	1.00	12.74	—
Class R6**	N/A	N/A	N/A	–10.38* (1/26/18)
S&P Composite 1500 Financials Index
	–0.33	11.39	12.40	—
S&P Composite 1500 Index	5.79	10.93	14.48	—
Lipper Financial Services Funds Average
	–2.99	7.75	10.87	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Composite 1500 Financials Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2008) and the account values at the end of the current fiscal year (November 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Not annualized

**Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Jennison Financial Services Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares

Benchmark Definitions

S&P Composite 1500 Financials Index—The S&P Composite 1500 Financials Index is an unmanaged index that comprises those companies included in the S&P Composite 1500, an index that combines the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index, that are classified as members of the GICS financials sector. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares is 15.39%. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –7.59%.

S&P Composite 1500 Index—The S&P Composite 1500 Index is an unmanaged index of near 500 of the largest, established, publicly traded stocks in the S&P 500 Index, the 400 largest companies outside of the S&P 500 Index contained in the S&P Mid-Cap 400 Index, and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares is 13.76%. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –0.65%.

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Lipper Financial Services Funds Average—The Lipper Financial Services Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Financial Services Funds universe. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R shares is 12.56%. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –7.58%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 11/30/18 (%)
FleetCor Technologies, Inc., Data Processing & Outsourced Services	7.2
Mastercard, Inc., Data Processing & Outsourced Services	6.2
JPMorgan Chase & Co., Diversified Banks	6.0
Visa, Inc., Data Processing & Outsourced Services	5.8
Bank of America Corp., Diversified Banks	5.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/18 (%)
Data Processing & Outsourced Services	23.9
Regional Banks	20.0
Diversified Banks	17.3
Investment Banking & Brokerage	10.7
Consumer Finance	5.7

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison Financial Services Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Financial Services Fund’s Class Z shares returned –2.87% in the 12-month reporting period that ended November 30, 2018, underperforming the –0.33% return of the S&P Composite 1500 Financials Index (the Index) but outperforming the –2.99% return of the Lipper Financial Services Funds Average.

What were market conditions?

•

The macroeconomic backdrop during and preceding the reporting period was solid. In the US, gross domestic product (GDP) grew at a healthy pace, employment gains were robust, corporate profit growth showed continued strength, and business and consumer confidence rose. Corporations used lower tax rates to increase capital spending and repurchase shares. Wage growth and low unemployment spurred increased consumer spending. The Federal Reserve (the Fed) raised the federal funds rate to a still-low range of 2.00%-2.25% in September 2018.

•

Global growth was more mixed. In Europe, Brexit negotiations between the United Kingdom (UK) and European Union (EU) remained contentious, compounding uncertainty about the final outcome. In China, a slowdown in the rate of economic expansion was amplified toward the end of the period by trade discord.

•

A decline in markets early in the period reflected uncertainty about the Trump administration’s policy initiatives and concerns that as US economic growth gained traction, inflation expectations would rise and monetary tightening would ensue. A deeper decline in October 2018 was linked to the administration’s continuing moves to reset global trade practices with new tariffs and penalties for intellectual property infringement. Initially, the Chinese stock market suffered the brunt of the pain, while the US economy—dominated by the services sector—felt little impact. In October, the tone of the rhetoric, aggressiveness of the brinkmanship, and unpredictability of the outcomes unsettled domestic markets as well.

•

The economic slowdown in China constricted prices of many commodities and fueled concerns that moderating expansion in the world’s second-largest economy will have global growth ramifications. Tremors rippled widely across other emerging markets, where weaker sentiment and the effect of higher US interest rates on local US-dollar-denominated debt added to the toll.

•

Financial services stocks, as represented by the Index, had a slightly negative return during the period, trailing the 6.3% gain of the broad US equity market, as measured by the S&P 500 Index. Among the Index’s industry groups, diversified financial services, mortgage real estate investment trusts, and consumer finance recorded gains. Thrifts and mortgage finance, banks, capital markets, and insurance stocks lost ground.

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•

Despite generally supportive US economic data and expectations for continued double-digit earnings growth, financial stocks overall ran head-first into a trio of negative macro-economic trends. These stocks were pressured by: 1) the Fed’s potential to raise rates too far, too fast 2) fears of an inverted yield curve, and 3) the effects of political posturing (e.g., China and tariffs) on global growth and credit trends. Historically, financials have performed well in a rising rate environment when associated with strong business activity, which was the case during most of the period. However, when coupled with a flattening yield curve and concerns about a slowdown in 2019 (due to an external shock like a trade war), investors may perceive that higher rates could increase risk to the financial system rather than view them as a sign of strength. The resulting multiple contraction more than offset the positive development in earnings fundamentals during the period.

What worked?

Payment processors—including Mastercard, Visa, and Wirecard—were strong positive contributors to the Fund’s performance during the period, benefiting from the long-term global shift from cash to electronic credit and debit transactions.

•

Mastercard Inc., the number two payment system in the US, added most to the Fund’s relative performance. The company has a strong market position with high barriers to entry, pricing power, and solid operating leverage potential. Recent revenue and earnings exceeded consensus forecasts, with operating metrics remaining solid. Processed transaction growth accelerated during the period.

•

Visa Inc. is the number one payment system in the US. In addition to its belief that Visa is likely to benefit from secular tailwinds in the industry, Jennison likes the value of the company’s acquisition of Visa Europe. Visa’s recent revenue and earnings were in line with expectations, with solid growth in payments volume, cross-border volume, and processed transactions.

•

Jennison’s performance was also helped during the period by its investment in Germany-based Wirecard AG, a leading electronic payment processor trading in more than 120 currencies with more than 15,000 corporate customers. Wirecard’s largest customer segment is e-commerce retailers in Germany and the rest of Western Europe, but the company continues to expand in Asia and elsewhere. In Jennison’s view, Wirecard is well positioned through its online focus and its rapidly expanding Asia/Pacific footprint. Wirecard’s joint venture with Tencent Holdings and Tencent’s WePay mobile payment platform will likely provide a new, profitable revenue source, in Jennison’s view. During the period, revenues, earnings, and new volume signings were ahead of consensus as growth momentum continued.

PGIM Jennison Financial Services Fund	13

Strategy and Performance Overview (continued)

In other areas:

•

The Fund was aided by a position in Bermuda reinsurer Validus Holdings Ltd., which agreed to be acquired by AIG at a 45% premium. Jennison thinks the acquisition supports its investment thesis that Validus Holdings is well positioned in the reinsurance space with high-quality franchises.

•

Another notable Fund contributor was JPMorgan Chase & Co., which benefited from the Trump administration’s tax reform and deregulation stance in the period. Additionally, the Fed’s well-telegraphed intention to slowly and steadily increase the federal funds rate helped boost the company’s interest income. Jennison favors JPMorgan Chase because it can potentially gain longer-term market share from competitors while growing many of its businesses. Jennison also believes JPMorgan Chase has a high-quality, solid execution story, with sustainable, long-term competitive advantages.

What didn’t work?

On an industry level, the Fund’s holdings in banks and capital markets, in aggregate, detracted from relative performance during the reporting period. In addition, a lack of exposure to diversified financial services, one of the best-performing industries in the Index in the period, was a source of relative weakness. Goldman Sachs, Citigroup, and MetLife were among the Fund’s leading individual detractors.

•

The Fund was hurt by its investment in Goldman Sachs Group Inc., a global leader in investment banking, securities, and investment management services to corporations, financial institutions, governments, and individuals. Jennison believes Goldman Sachs is one of the best positioned companies among its bank/brokerage peers and should be able to outperform in a positive financials sector environment. In addition, Jennison likes the strength of the company’s business franchise and reduced European competition, its expense savings that could provide meaningful compensation/expense leverage, its attractive relative valuation, and its ability to adapt in the current financial environment. Despite strong quarterly results, however, Goldman Sachs’ shares pulled back near the end of the period on persistent concerns about its exposure to 1MDB (Malaysia Development Berhad), a Malaysian national wealth fund.

•

Citigroup Inc. posted good earnings and raised its targets because of tax reform, but its shares declined along with the broader financials sector. Jennison believes that Citigroup has an attractive franchise with good long-term growth opportunities in the emerging markets, and favors the company for its large capital return potential and ability to potentially benefit from higher interest rates and relaxed regulation. At the same time, the stock’s valuation looks attractive relative to peers, in Jennison’s view.

•	MetLife Inc. provides insurance, annuities, and employee benefit programs in more than 60 countries worldwide. Its shares lost ground earlier in 2018 on weak results,

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which included a reserve charge related to its group annuity business and later in the year with broader financial sector concerns. Jennison favors MetLife for its high-growth potential and reduced reliance on macro-related businesses, especially as its more international, stable, strong cash flow, and higher return-on-equity businesses start to shine through and gain investors’ attention.

•

Shares of UK-based St. James’s Place plc were down during the period, despite record quarterly results. Investor concerns over weakening financial markets and contentious Brexit negotiations may have weighed on the wealth manager’s stock. Growth momentum continued, with investment flows and funds under management surprising to the upside. Jennison believes St. James’s Place is poised to continue rapidly increasing sales and assets under management, helped by strong competitive positioning, regulatory changes in the UK, and improved retail investor confidence. The majority of its assets are invested outside of the UK and a large portion are denominated in US dollars, offering an offset to Brexit exposure.

•

Shares of Sterling Bancorp declined in spite of what Jennison viewed as positive earnings momentum. The regional bank holding company reported favorable profitability metrics, strong loan growth, and better expense control. Jennison continues to like the company’s balance sheet flexibility, loan growth opportunities, and best in class expense ratios.

Current outlook

•

Jennison’s philosophy is to focus on companies with business models that can generate sustainable growth in earnings, free cash flows, and revenue. Balance sheet strength, competitive positioning, and management’s track record of execution are also key considerations.

•

Jennison believes that the financial services industry in 2019 should be able to capitalize on the economic, fundamental, and demographic trends highlighted above. Nevertheless, Jennison remains cautious, given market uncertainty over the possibility that the Fed might raise rates too far, too fast and/or the realized effects of a US-China trade war. In Jennison’s view, either one of those events would lead to stalled economic growth, with the resulting pressure on credit conditions and net interest margins negatively affecting the overall sector from both a sentiment perspective and an actual deterioration in fundamentals.

•	Management teams have multiple revenue, cost, and capital levers at their disposal, which Jennison thinks can be exploited to achieve superior earnings per share growth.

•	In Jennison’s view, regional banks should outperform money center banks because they will likely benefit more from relaxed regulation.

PGIM Jennison Financial Services Fund	15

Strategy and Performance Overview (continued)

•	Payment processors should continue to benefit from long-term, secular growth in the industry, driven by growth in the emerging markets and a global shift to electronic and mobile payments.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top contributors (%)		Top detractors (%)
Mastercard Inc.	1.25	Goldman Sachs Group Inc.	–0.97
Visa Inc.	0.99	St. James’s Place plc	–0.73
Validus Holdings Ltd.	0.56	MetLife Inc.	–0.70
Wirecard AG	0.48	Citigroup Inc.	–0.66
JPMorgan Chase & Co.	0.43	Sterling Bancorp	–0.60

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Financial Services Fund	17

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Financial Services Fund		Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$937.80	1.34%	$6.51
	Hypothetical	$1,000.00	$1,018.35	1.34%	$6.78
Class B	Actual	$1,000.00	$932.70	2.31%	$11.19
	Hypothetical	$1,000.00	$1,013.49	2.31%	$11.66
Class C	Actual	$1,000.00	$933.50	2.01%	$9.74
	Hypothetical	$1,000.00	$1,014.99	2.01%	$10.15
Class R	Actual	$1,000.00	$935.70	1.59%	$7.72
	Hypothetical	$1,000.00	$1,017.10	1.59%	$8.04
Class Z	Actual	$1,000.00	$939.10	1.02%	$4.96
	Hypothetical	$1,000.00	$1,019.95	1.02%	$5.16
Class R6**	Actual	$1,000.00	$939.10	1.00%	$4.86
	Hypothetical	$1,000.00	$1,020.05	1.00%	$5.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2018, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

**Formerly known as Class Q shares.

18	Visit our website at pgiminvestments.com

Schedule of Investments

as of November 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS

Asset Management & Custody Banks 5.6%
BrightSphere Investment Group PLC	240,814	$3,171,520
St. James’s Place PLC (United Kingdom)	483,394	6,222,343

		9,393,863

Consumer Finance 5.7%
Capital One Financial Corp.	52,700	4,726,136
SLM Corp.*	459,293	4,716,939

		9,443,075

Data Processing & Outsourced Services 23.9%
Adyen NV (Netherlands), 144A*	5,444	2,836,136
FleetCor Technologies, Inc.*	62,327	12,054,042
Mastercard, Inc. (Class A Stock)	51,350	10,324,944
PayPal Holdings, Inc.*	17,420	1,494,810
Square, Inc. (Class A Stock)*	9,209	643,157
Visa, Inc. (Class A Stock)	67,998	9,635,997
Wirecard AG (Germany)	18,984	2,895,061

		39,884,147

Diversified Banks 17.3%
Bank of America Corp.	334,634	9,503,606
Citigroup, Inc.	142,930	9,260,435
JPMorgan Chase & Co.	90,344	10,045,349

		28,809,390

Financial Exchanges & Data 1.6%
S&P Global, Inc.	14,739	2,695,173

Investment Banking & Brokerage 10.7%
Goldman Sachs Group, Inc. (The)	35,166	6,705,804
Lazard Ltd. (Class A Stock)	75,456	3,027,295
Moelis & Co. (Class A Stock)	39,628	1,601,764
Morgan Stanley	45,863	2,035,859
TD Ameritrade Holding Corp.	84,124	4,526,712

		17,897,434

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	19

Schedule of Investments (continued)

as of November 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Life & Health Insurance 5.5%
Brighthouse Financial, Inc.*	27,205	$1,095,273
MetLife, Inc.	180,464	8,054,109

		9,149,382

Mortgage REITs 1.4%
Starwood Property Trust, Inc.	100,725	2,253,218

Property & Casualty Insurance 4.8%
Chubb Ltd.	59,745	7,990,296

Regional Banks 20.0%
Ameris Bancorp	39,834	1,706,090
BankUnited, Inc.	113,131	3,907,545
BB&T Corp.	118,665	6,063,782
East West Bancorp, Inc.	117,939	6,332,145
Pinnacle Financial Partners, Inc.	87,735	5,031,602
PNC Financial Services Group, Inc. (The)	40,980	5,564,264
Renasant Corp.	42,987	1,571,175
Seacoast Banking Corp. of Florida*	111,974	3,247,246

		33,423,849

Reinsurance 1.9%
RenaissanceRe Holdings Ltd. (Bermuda)	23,659	3,137,420

Thrifts & Mortgage Finance 1.4%
Sterling Bancorp, Inc.	284,969	2,402,289

TOTAL LONG-TERM INVESTMENTS (cost $151,721,945)		166,479,536

SHORT-TERM INVESTMENTS 0.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	261,990	261,990

See Notes to Financial Statements.

20

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund(w)	8	$8

TOTAL SHORT-TERM INVESTMENTS (cost $261,998)		261,998

TOTAL INVESTMENTS 100.0% (cost $151,983,943)		166,741,534
Liabilities in excess of other assets (0.0)%		(21,781)

NET ASSETS 100.0%		$166,719,753

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Asset Management & Custody Banks	$3,171,520	$6,222,343	$—
Consumer Finance	9,443,075	—	—
Data Processing & Outsourced Services	34,152,950	5,731,197	—
Diversified Banks	28,809,390	—	—
Financial Exchanges & Data	2,695,173	—	—
Investment Banking & Brokerage	17,897,434	—	—
Life & Health Insurance	9,149,382	—	—
Mortgage REITs	2,253,218	—	—
Property & Casualty Insurance	7,990,296	—	—
Regional Banks	33,423,849	—	—
Reinsurance	3,137,420	—	—

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	21

Schedule of Investments (continued)

as of November 30, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Thrifts & Mortgage Finance	$2,402,289	$—	$—
Affiliated Mutual Funds	261,998	—	—

Total	$154,787,994	$11,953,540	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2018 were as follows (unaudited):

Data Processing & Outsourced Services	23.9%
Regional Banks	20.0
Diversified Banks	17.3
Investment Banking & Brokerage	10.7
Consumer Finance	5.7
Asset Management & Custody Banks	5.6
Life & Health Insurance	5.5
Property & Casualty Insurance	4.8
Reinsurance	1.9
Financial Exchanges & Data	1.6%
Mortgage REITs	1.4
Thrifts & Mortgage Finance	1.4
Affiliated Mutual Funds	0.2

100.0
Liabilities in excess of other assets	(0.0)

100.0%

See Notes to Financial Statements.

22

Statement of Assets & Liabilities

as of November 30, 2018

Assets
Investments at value:
Unaffiliated investments (cost $151,721,945)	$166,479,536
Affiliated investments (cost $261,998)	261,998
Deposit with prime broker for short sales and options	250,000
Dividends receivable	176,348
Tax reclaim receivable	136,959
Receivable for Fund shares sold	58,300
Prepaid expenses	1,383

Total Assets	167,364,524

Liabilities
Payable for Fund shares reacquired	392,981
Management fee payable	102,015
Accrued expenses and other liabilities	52,144
Distribution fee payable	48,670
Transfer agent’s fees and expenses payable	42,118
Affiliated transfer agent fee payable	6,843

Total Liabilities	644,771

Net Assets	$166,719,753

Net assets were comprised of:
Common stock, at par	$121,656
Paid-in capital in excess of par	150,955,632
Total distributable earnings (loss)	15,642,465

Net assets, November 30, 2018	$166,719,753

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	23

Statement of Assets & Liabilities (continued)

as of November 30, 2018

Class A
Net asset value and redemption price per share, ($76,836,176 ÷ 5,540,844 shares of common stock issued and outstanding)	$13.87
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price to public	$14.68

Class B
Net asset value, offering price and redemption price per share,
($3,134,076 ÷ 254,129 shares of common stock issued and outstanding)	$12.33

Class C
Net asset value, offering price and redemption price per share,
($25,456,625 ÷ 2,058,598 shares of common stock issued and outstanding)	$12.37

Class R
Net asset value, offering price and redemption price per share,
($14,966,052 ÷ 1,081,757 shares of common stock issued and outstanding)	$13.83

Class Z
Net asset value, offering price and redemption price per share,
($46,317,486 ÷ 3,229,581 shares of common stock issued and outstanding)	$14.34

Class R6
Net asset value, offering price and redemption price per share,
($9,338 ÷ 651 shares of common stock issued and outstanding)	$14.34

See Notes to Financial Statements.

24

Statement of Operations

Year Ended November 30, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $654 foreign withholding tax)	$3,020,154
Affiliated dividend income	39,223
Income from securities lending, net (including affiliated income of $872)	7,510

Total income	3,066,887

Expenses
Management fee	1,404,400
Distribution fee(a)	727,564
Transfer agent’s fees and expenses (including affiliated expense of $60,331)(a)	253,262
Registration fees(a)	84,323
Custodian and accounting fees	69,582
Shareholders’ reports	36,315
Audit fee	23,812
Legal fees and expenses	22,242
Directors’ fees	15,873
Miscellaneous	55,761

Total expenses	2,693,134
Less: Fee waiver and/or expense reimbursement(a)	(26,546)
Distribution fee waiver(a)	(44,157)

Net expenses	2,622,431

Net investment income (loss)	444,456

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $8)	2,568,117
Foreign currency transactions	(14,953)

2,553,164

Net change in unrealized appreciation (depreciation) on:
Investments	(8,099,185)
Foreign currencies	(6,851)

(8,106,036)

Net gain (loss) on investment and foreign currency transactions	(5,552,872)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(5,108,416)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	254,615	42,399	298,079	132,471	—	—
Transfer agent’s fees and expenses	126,323	11,620	32,415	27,429	55,411	64
Registration fees	12,835	11,810	12,124	11,662	14,098	21,794
Fee waiver and/or expense reimbursement	—	(4,699)	—	—	—	(21,847)
Distribution fee waiver	—	—	—	(44,157)	—	—

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	25

Statements of Changes in Net Assets

	Year Ended November 30,

	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$444,456	$2,183,611
Net realized gain (loss) on investment and foreign currency transactions		2,553,164	36,290,246
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(8,106,036)	3,961,661

Net increase (decrease) in net assets resulting from operations		(5,108,416)	42,435,518

Dividends and Distributions
Distributions from distributable earnings*
Class A		(988,309)	—
Class B		(38,338)	—
Class C		(234,962)	—
Class R		(174,778)	—
Class Z		(663,457)	—

		(2,099,844)	—

Dividends from net investment income*
Class A			(1,394,659)
Class B			(72,176)
Class C			(395,550)
Class R			(151,449)
Class Z			(698,855)

		*	(2,712,689)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		34,505,963	45,440,211
Net asset value of shares issued in reinvestment of dividends and distributions		2,003,311	2,544,370
Cost of shares reacquired		(46,758,951)	(63,232,635)

Net increase (decrease) in net assets from Fund share transactions		(10,249,677)	(15,248,054)

Total increase (decrease)		(17,457,937)	24,474,775

Net Assets:
Beginning of year		184,177,690	159,702,915

End of year(a)		$166,719,753	$184,177,690

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$2,062,319

*	For the year ended November 30, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

26

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Jennison Financial Services Fund, PGIM Jennison Health Sciences Fund and PGIM Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Financial Services Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Company were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Jennison Financial Services Fund	27

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

28

comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses)

PGIM Jennison Financial Services Fund	29

Notes to Financial Statements (continued)

realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the

30

collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and

PGIM Jennison Financial Services Fund	31

Notes to Financial Statements (continued)

bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.75% average daily net assets up to $1 billion and 0.70% of average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended November 30, 2018.

PGIM Investments has contractually agreed, through March 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 2.31% of average daily net assets for Class B shares or 1.00% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through November 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective December 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through March 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is

32

made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS contractually agreed to limit such fees to 0.50% of the average daily net assets of Class R shares through March 31, 2020.

PIMS has advised the Fund that it received $127,937 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2018, it received $1,516, $3,757 and $1,197 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended November 30, 2018, no such transactions were entered into by the Fund.

PGIM Jennison Financial Services Fund	33

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2018, were $42,131,661 and $51,429,570, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$4,737,570	$39,343,128	$43,818,708	$—	$—	$261,990	261,990	$39,223
PGIM Institutional Money Market Fund*
—	6,648,746	6,648,746	—	8	8	8	872	**

$4,737,570	$45,991,874	$50,467,454	$—	$8	$261,998		$40,095

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the years ended November 30, 2018 and November 30, 2017, the tax character of dividends paid by the Fund were $2,099,844 and $2,712,689 of ordinary income, respectively.

34

As of November 30, 2018, the accumulated undistributed earnings on a tax basis was $1,128,730 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$152,227,799	$27,033,232	$(12,519,497)	$14,513,735

The difference between book and tax basis is primarily attributable to deferred losses on wash sales.

The Fund utilized approximately $1,917,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2018.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 400 million shares of $0.01 par value per share common stock authorized, divided into seven classes, designated Class A, Class B, Class C, Class Z, Class R, Class T

PGIM Jennison Financial Services Fund	35

Notes to Financial Statements (continued)

and Class R6 common stock, each of which consists of 50 million, 5 million, 40 million, 90 million, 75 million, 50 million and 90 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of November 30, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned and 625 Class R6 shares of the Fund. At year end, six shareholders of record held 54% of the Fund’s outstanding shares, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2018:
Shares sold	842,587	$12,409,231
Shares issued in reinvestment of dividends and distributions	66,167	947,511
Shares reacquired	(1,023,121)	(15,105,107)

Net increase (decrease) in shares outstanding before conversion	(114,367)	(1,748,365)
Shares issued upon conversion from other share class(es)	124,485	1,883,436
Shares reacquired upon conversion into other share class(es)	(235,702)	(3,470,726)

Net increase (decrease) in shares outstanding	(225,584)	$(3,335,655)

Year ended November 30, 2017:
Shares sold	1,088,324	$13,777,671
Shares issued in reinvestment of dividends and distributions	109,314	1,303,017
Shares reacquired	(1,888,090)	(24,285,334)

Net increase (decrease) in shares outstanding before conversion	(690,452)	(9,204,646)
Shares issued upon conversion from other share class(es)	141,184	1,801,811
Shares reacquired upon conversion into other share class(es)	(646,160)	(8,086,144)

Net increase (decrease) in shares outstanding	(1,195,428)	$(15,488,979)

Class B
Year ended November 30, 2018:
Shares sold	14,536	$193,513
Shares issued in reinvestment of dividends and distributions	2,848	36,598
Shares reacquired	(55,945)	(739,195)

Net increase (decrease) in shares outstanding before conversion	(38,561)	(509,084)
Shares reacquired upon conversion into other share class(es)	(111,601)	(1,508,870)

Net increase (decrease) in shares outstanding	(150,162)	$(2,017,954)

Year ended November 30, 2017:
Shares sold	36,632	$418,226
Shares issued in reinvestment of dividends and distributions	6,258	67,153
Shares reacquired	(98,692)	(1,139,258)

Net increase (decrease) in shares outstanding before conversion	(55,802)	(653,879)
Shares reacquired upon conversion into other share class(es)	(88,410)	(1,016,183)

Net increase (decrease) in shares outstanding	(144,212)	$(1,670,062)

36

Class C	Shares	Amount
Year ended November 30, 2018:
Shares sold	194,109	$2,565,433
Shares issued in reinvestment of dividends and distributions	17,274	221,977
Shares reacquired	(419,075)	(5,555,013)

Net increase (decrease) in shares outstanding before conversion	(207,692)	(2,767,603)
Shares issued upon conversion from other share class(es)	22	288
Shares reacquired upon conversion into other share class(es)	(95,361)	(1,248,797)

Net increase (decrease) in shares outstanding	(303,031)	$(4,016,112)

Year ended November 30, 2017:
Shares sold	417,641	$4,787,880
Shares issued in reinvestment of dividends and distributions	33,616	360,695
Shares reacquired	(805,067)	(9,260,845)

Net increase (decrease) in shares outstanding before conversion	(353,810)	(4,112,270)
Shares reacquired upon conversion into other share class(es)	(214,264)	(2,473,518)

Net increase (decrease) in shares outstanding	(568,074)	$(6,585,788)

Class R
Year ended November 30, 2018:
Shares sold	264,582	$3,915,134
Shares issued in reinvestment of dividends and distributions	12,205	174,778
Shares reacquired	(376,264)	(5,549,305)

Net increase (decrease) in shares outstanding	(99,477)	$(1,459,393)

Year ended November 30, 2017:
Shares sold	740,256	$9,305,809
Shares issued in reinvestment of dividends and distributions	12,699	151,377
Shares reacquired	(309,929)	(3,991,084)

Net increase (decrease) in shares outstanding before conversion	443,026	5,466,102
Shares reacquired upon conversion into other share class(es)	(1,450)	(19,956)

Net increase (decrease) in shares outstanding	441,576	$5,446,146

Class Z
Year ended November 30, 2018:
Shares sold	1,012,250	$15,412,282
Shares issued in reinvestment of dividends and distributions	42,171	622,447
Shares reacquired	(1,297,468)	(19,810,331)

Net increase (decrease) in shares outstanding before conversion	(243,047)	(3,775,602)
Shares issued upon conversion from other share class(es)	314,771	4,774,705
Shares reacquired upon conversion into other share class(es)	(27,921)	(430,036)

Net increase (decrease) in shares outstanding	43,803	$569,067

Year ended November 30, 2017:
Shares sold	1,295,977	$17,150,625
Shares issued in reinvestment of dividends and distributions	53,919	662,128
Shares reacquired	(1,829,694)	(24,556,114)

Net increase (decrease) in shares outstanding before conversion	(479,798)	(6,743,361)
Shares issued upon conversion from other share class(es)	761,521	9,888,499
Shares reacquired upon conversion into other share class(es)	(6,800)	(94,509)

Net increase (decrease) in shares outstanding	274,923	$3,050,629

PGIM Jennison Financial Services Fund	37

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Period ended November 30, 2018*:
Shares sold	651	$10,370

Net increase (decrease) in shares outstanding	651	$10,370

*	Commencement of offering was January 26, 2018.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2018. The average daily balance for the 7 days that the Fund had loans outstanding during the period was $164,000, borrowed at a weighted average interest rate of 3.30%. The maximum loan balance outstanding during the period was $219,000.

At November 30, 2018, the Fund did not have an outstanding loan balance.

38

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Financial Services Related Companies Risk: The Fund concentrates its investments in securities of financial services related companies. Financial services related companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other financial services related factors. The profitability of financial services companies, therefore, may be adversely affected under certain circumstances and in certain market cycles. Because financial services companies are vulnerable to these factors and cycles, a large portion of the Fund’s investments may lose value during such periods.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on

PGIM Jennison Financial Services Fund	39

Notes to Financial Statements (continued)

the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

10. Subsequent Event

Dividends and Distributions to Shareholders: Subsequent to the year ended November 30, 2018, the Fund declared ordinary income dividends on December 18, 2018 to shareholders of record on December 19, 2018. The ex-date was December 20, 2018. The per share amounts declared were as follows:

	Ordinary Income	Short-Term Capital Gains
Class A	$0.03184	$0.06275
Class B	$—	$0.06275
Class C	$—	$0.06275
Class R	$—	$0.06275
Class Z	$0.07953	$0.06275
Class R6	$0.07953	$0.06275

40

Financial Highlights

Class A Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.49	$11.55	$12.17	$15.87	$17.34
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.17	0.18	0.12	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.49)	2.97	(0.58)	(2.09)	(0.18)
Total from investment operations	(0.45)	3.14	(0.40)	(1.97)	0.03
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.20)	(0.22)	(0.22)	(0.15)
Distributions from net realized gains	-	-	-	(1.51)	(1.35)
Total dividends and distributions	(0.17)	(0.20)	(0.22)	(1.73)	(1.50)
Net asset value, end of year	$13.87	$14.49	$11.55	$12.17	$15.87
Total Return(b):	(3.14)%	27.56%	(3.28)%	(13.54)%	0.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$76,836	$83,561	$80,431	$110,168	$190,097
Average net assets (000)	$84,872	$82,660	$84,543	$140,368	$213,715
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.33%	1.37%	1.42%	1.35%	1.31%
Expenses before waivers and/or expense reimbursement	1.33%	1.37%	1.42%	1.35%	1.31%
Net investment income (loss)	0.30%	1.29%	1.63%	0.87%	1.31%
Portfolio turnover rate(e)	23%	128%	68%	65%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	41

Financial Highlights (continued)

Class B Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.96	$10.36	$10.94	$14.42	$15.91
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	0.07	0.09	0.02	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.44)	2.67	(0.52)	(1.87)	(0.18)
Total from investment operations	(0.53)	2.74	(0.43)	(1.85)	(0.09)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.14)	(0.15)	(0.12)	(0.05)
Distributions from net realized gains	-	-	-	(1.51)	(1.35)
Total dividends and distributions	(0.10)	(0.14)	(0.15)	(1.63)	(1.40)
Net asset value, end of year	$12.33	$12.96	$10.36	$10.94	$14.42
Total Return(b):	(4.12)%	26.68%	(4.00)%	(14.04)%	(0.56)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,134	$5,240	$5,684	$8,704	$14,222
Average net assets (000)	$4,240	$5,481	$6,396	$10,860	$15,963
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.31%	2.07%	2.12%	2.05%	2.01%
Expenses before waivers and/or expense reimbursement	2.42%	2.07%	2.12%	2.05%	2.01%
Net investment income (loss)	(0.70)%	0.61%	0.93%	0.18%	0.61%
Portfolio turnover rate(e)	23%	128%	68%	65%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.96	$10.36	$10.94	$14.42	$15.91
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.07	0.09	0.02	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.44)	2.67	(0.52)	(1.87)	(0.18)
Total from investment operations	(0.49)	2.74	(0.43)	(1.85)	(0.09)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.14)	(0.15)	(0.12)	(0.05)
Distributions from net realized gains	-	-	-	(1.51)	(1.35)
Total dividends and distributions	(0.10)	(0.14)	(0.15)	(1.63)	(1.40)
Net asset value, end of year	$12.37	$12.96	$10.36	$10.94	$14.42
Total Return(b):	(3.81)%	26.68%	(4.00)%	(14.04)%	(0.55)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,457	$30,600	$30,352	$45,571	$63,519
Average net assets (000)	$29,808	$30,591	$33,171	$52,237	$63,592
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.02%	2.07%	2.12%	2.05%	2.01%
Expenses before waivers and/or expense reimbursement	2.02%	2.07%	2.12%	2.05%	2.01%
Net investment income (loss)	(0.39)%	0.59%	0.89%	0.20%	0.58%
Portfolio turnover rate(e)	23%	128%	68%	65%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	43

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.47	$11.54	$12.15	$15.84	$17.32
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.15	0.15	0.09	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.50)	2.96	(0.56)	(2.08)	(0.17)
Total from investment operations	(0.49)	3.11	(0.41)	(1.99)	(0.01)
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.20)	(0.19)	(0.12)
Distributions from net realized gains	-	-	-	(1.51)	(1.35)
Total dividends and distributions	(0.15)	(0.18)	(0.20)	(1.70)	(1.47)
Net asset value, end of year	$13.83	$14.47	$11.54	$12.15	$15.84
Total Return(b):	(3.44)%	27.27%	(3.41)%	(13.69)%	(0.04)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,966	$17,092	$8,534	$6,402	$4,594
Average net assets (000)	$17,663	$14,192	$6,607	$5,333	$4,013
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.59%	1.56%	1.62%	1.55%	1.51%
Expenses before waivers and/or expense reimbursement	1.84%	1.81%	1.87%	1.80%	1.76%
Net investment income (loss)	0.05%	1.16%	1.41%	0.70%	1.02%
Portfolio turnover rate(e)	23%	128%	68%	65%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.97	$11.92	$12.56	$16.32	$17.79
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.22	0.21	0.16	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.52)	3.06	(0.59)	(2.14)	(0.18)
Total from investment operations	(0.42)	3.28	(0.38)	(1.98)	0.08
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.26)	(0.27)	(0.20)
Distributions from net realized gains	-	-	-	(1.51)	(1.35)
Total dividends and distributions	(0.21)	(0.23)	(0.26)	(1.78)	(1.55)
Net asset value, end of year	$14.34	$14.97	$11.92	$12.56	$16.32
Total Return(b):	(2.87)%	27.96%	(3.03)%	(13.24)%	0.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,317	$47,684	$34,702	$66,380	$112,815
Average net assets (000)	$50,663	$44,492	$40,929	$86,151	$116,858
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.01%	1.06%	1.12%	1.05%	1.01%
Expenses before waivers and/or expense reimbursement	1.01%	1.06%	1.12%	1.05%	1.01%
Net investment income (loss)	0.64%	1.66%	1.90%	1.19%	1.59%
Portfolio turnover rate(e)	23%	128%	68%	65%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	45

Financial Highlights (continued)

Class R6 Shares
	January 26, 2018(a) through November 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.00
Income (loss) from investment operations:
Net investment income (loss)	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.76)
Total from investment operations	(1.66)
Net asset value, end of period	$14.34
Total Return(c):	(10.38)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.00%	(e)
Expenses before waivers and/or expense reimbursement	272.24%	(e)
Net investment income (loss)	0.80%	(e)
Portfolio turnover rate(f)	23%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Report of Independent Registered Public

Accounting Firm

The Board of Directors of Prudential Sector Funds, Inc.

and the Shareholders of PGIM Jennison Financial Services Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Financial Services Fund (formerly Prudential Jennison Financial Services Fund) (the “Fund”), a series of Prudential Sector Funds, Inc., including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

January 15, 2019

PGIM Jennison Financial Services Fund	47

Federal Tax Information (unaudited)

For the year ended November 30, 2018, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Financial Services Fund	100.00%	46.78%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar 2018.

48

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison Financial Services Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid (56)# Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

PGIM Jennison Financial Services Fund

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (59) Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Financial Services Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Christian J. Kelly (43) Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (unaudited)

The Board of Directors (the “Board”) of PGIM Jennison Financial Services Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Jennison Financial Services Fund is a series of Prudential Sector Funds, Inc.
[2]

Subsequent to the renewal of the Fund’s advisory agreements, Independent Director Richard A. Redeker retired from the Board of the Fund. The Fund’s Board now consists of eleven individuals, eight of whom are not “interested persons” of the Fund.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer

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(“CCO”) as to each of PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of

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fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	4th Quartile	4th Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and ten-year periods, though it underperformed over the three- and five-year periods.
•

The Board noted that the Fund had appointed a new affiliated subadviser in November 2017 and had adopted revised investment policies at that time, and as a result, the Fund’s performance history was not attributable to the Fund’s current subadviser and did not reflect the investment policy changes implemented in November 2017.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses for Class B shares to exceed 2.31% and Class R6 shares to exceed 1.00% through March 31, 2020.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the subadviser to build a performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Financial Services Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Financial Services Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FINANCIAL SERVICES FUND

SHARE CLASS	A	B	C	R	Z	R6*
NASDAQ	PFSAX	PUFBX	PUFCX	PSSRX	PFSZX	PFSQX
CUSIP	74441P106	74441P205	74441P304	74441P783	74441P403	74441P734

*Formerly known as Class Q shares.

MF188E

PGIM JENNISON HEALTH SCIENCES FUND

(Formerly known as Prudential Jennison Health Sciences Fund)

ANNUAL REPORT

NOVEMBER 30, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights (unaudited)

•

Several biotechnology holdings provided major contributions to the Fund’s performance. They included Sarepta Therapeutics, which was the top contributor across all sectors; ProQR Therapeutics, which rose on positive clinical trial results; Sage Therapeutics; and Exact Sciences. Key biotech detractors were Exelixis, which was sold in September 2018, and Incyte, which was sold in October 2018.

•

Shares of a number of health care providers and services holdings posted strong gains. The holdings included UnitedHealth Group, which was the second-largest contributor to the Fund’s return across all sectors; Illumina, which benefited from rising demand for its next-generation gene-sequencing technology; and DexCom.

•

Pharmaceuticals holdings Assembly Biosciences and Aerie Pharmaceuticals were the first- and second-largest detractors across all sectors, respectively. Bristol-Myers Squibb also was a key detractor in the pharmaceuticals sector. However, Jennison believes its investment theses for these three stocks remain intact.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC.

Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison Health Sciences Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Health Sciences Fund	5

Table of Contents

Letter from the President	7

Your Fund’s Performance	8

Growth of a $10,000 Investment	9

Strategy and Performance Overview	12

Fees and Expenses	17

Holdings and Financial Statements	19

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Health Sciences Fund

January 14, 2019

*The Prudential Day One Funds did not change their names.

PGIM Jennison Health Sciences Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	5.66	11.52	19.27	—
Class B	5.88	11.85	19.09	—
Class C	10.03	12.01	19.11	—
Class R	11.41	12.54	N/A	17.46 (2/3/12)
Class Z	12.12	13.13	20.30	—
Class R6*	12.16	N/A	N/A	15.37 (1/27/16)
S&P 1500 Health Care Index
	16.55	13.70	17.03	—
S&P Composite 1500 Index
	5.79	10.93	14.48	—
Lipper Health/Biotechnology Funds Average
	11.13	11.95	17.54	—

	Average Annual Total Returns as of 11/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	11.81	12.79	19.94	—
Class B	10.88	11.98	19.09	—
Class C	11.03	12.01	19.11	—
Class R	11.41	12.54	N/A	17.46 (2/3/12)
Class Z	12.12	13.13	20.30	—
Class R6*	12.16	N/A	N/A	15.37 (1/27/16)
S&P 1500 Health Care Index
	16.55	13.70	17.03	—
S&P Composite 1500 Index
	5.79	10.93	14.48	—
Lipper Health/Biotechnology Funds Average
	11.13	11.95	17.54	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Composite 1500 Index and the S&P 1500 Health Care Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2008) and the account values at the end of the current fiscal year (November 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for the other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Jennison Health Sciences Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

S&P 1500 Health Care Index—The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares are 17.80% and 16.00% for Class R6 shares.

S&P Composite 1500 Index—The S&P 1500 Index is an unmanaged index of near 500 of the largest, established, publicly traded stocks in the S&P 500 Index; the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how US stock prices have performed. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares are 13.76% and 15.67% for Class R6 shares.

Lipper Health/Biotechnology Funds Average—The Lipper Health/Biotechnology Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Health/Biotechnology Funds universe for the

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periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in health care, medicine, and biotechnology. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R shares are 16.76% and 14.62% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 11/30/18 (%)
UnitedHealth Group, Inc., Managed Health Care	7.7
Illumina, Inc., Life Sciences Tools & Services	4.8
BioMarin Pharmaceutical, Inc., Biotechnology	4.5
Sarepta Therapeutics, Inc., Biotechnology	3.8
Humana, Inc., Managed Health Care	3.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/18 (%)
Biotechnology	41.4
Managed Health Care	19.2
Pharmaceuticals	16.3
Health Care Equipment	13.9
Life Sciences Tools & Services	6.1

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison Health Sciences Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Health Sciences Fund’s Class Z shares returned 12.12% in the 12-month reporting period that ended November 30, 2018, underperforming the 16.55% return of the S&P 1500 Health Care Index (the Index) but outperforming the 11.13% return of the Lipper Health/Biotechnology Funds Average.

What were market conditions?

•

US equity markets advanced during the reporting period, extending gains that stretch back to the aftermath of the 2008 credit crisis. The macroeconomic backdrop was solid. In the US, gross domestic product (GDP) grew at a healthy pace, employment gains were robust, corporate profit growth showed continued strength, and business and consumer confidence rose. Corporations used lower tax rates to increase capital spending and repurchase shares. Wage growth and low unemployment spurred increased consumer spending. The Federal Reserve (the Fed) raised the federal funds rate incrementally to a still-low range of 2.00%-2.25% in September 2018.

•

Global growth was more mixed. In Europe, Brexit negotiations between the United Kingdom (UK) and European Union (EU) remained contentious, compounding uncertainty about the final outcome. In China, a slowdown in the rate of economic expansion was amplified toward the end of the period by trade discord.

•

A decline in markets early in the period reflected uncertainty about the Trump administration’s policy initiatives and concerns that as US economic growth gained traction, inflation expectations would rise and monetary tightening would ensue. A deeper decline in October 2018 was linked to the administration’s continuing moves to reset global trade practices with new tariffs and penalties for intellectual property infringement. Initially, the Chinese stock market suffered the brunt of the pain, while the US economy—dominated by the services sector—felt little impact. In October, the tone of the rhetoric, aggressiveness of the brinkmanship, and unpredictability of the outcomes unsettled domestic markets as well.

•

Health care was the S&P 500 Index’s best-performing sector in the period. Life sciences tools and services, as well as health care providers and services, were the sector’s best-performing industries, both posting 20%-plus gains. Advances in biotechnology were comparatively muted. Health care technology lost ground.

What worked?

Several biotechnology holdings were major positive contributors to the Fund’s returns.

•

Sarepta Therapeutics Inc. contributed the most to the Fund’s return during the period (see the table below). The company’s RNA-targeted drugs regulate the production of proteins associated with rare neuromuscular diseases. Its Exondys 51 drug was approved

12	Visit our website at pgiminvestments.com

in the US in 2016 as the first treatment for Duchenne muscular dystrophy (DMD), which is a rare, genetic, and progressive disorder that destroys muscles and frequently leads to death by the time patients reach age 30. The underlying cause is a mutation in the gene for dystrophin, an essential protein involved in muscle fiber function. Sarepta’s investigational therapies for DMD attempt to enable the synthesis of a shortened form of dystrophin. In a Phase 1/2 clinical trial of its microdystrophin gene therapy, dystrophin levels were restored to close-to-normal levels.

•

Shares of ProQR Therapeutics NV, which uses a novel proprietary technology to develop drugs to treat genetic disorders, rose on positive interim data from a Phase 1/2 trial of its RNA-based treatment for LCA10, a severe form of blindness caused by a rare genetic disorder. Data show that most patients in the trial had a clinically meaningful improvement in vision after three months of treatment.

•

Sage Therapeutics Inc. has two major drug platforms: Zulresso, an intravenous drug for treating post-partum depression (PPD); and SAGE-217, an oral, small-molecule drug for treating major depression (MDD), PPD, movement disorders, and other mood disorders. After two successful Phase 3 studies, the company filed for marketing approval of Zulresso for treating PPD. Zulresso has received “breakthrough therapy” designation in the US and “prime” designation in the EU. SAGE-217, which received breakthrough designation for MDD in early 2018, is advancing into Phase 3 development for MDD.

•

Exact Sciences Corp. focuses on early detection and prevention of colorectal cancer (CRC). The company’s Cologuard device is a noninvasive, molecular screening test for CRC with high sensitivity and specificity that patients use in the privacy of their homes. US Food and Drug Administration (FDA)-approved and covered by Medicare and commercial insurers, Cologuard is in the early stages of penetrating the CRC-screening market.

Shares of several health care providers and services holdings made strong advances.

UnitedHealth Group Inc.’s contribution to the Fund’s performance reflected the company’s diversified product offerings and adaptability to government regulations. Cost trends remained restrained, and UnitedHealth’s nonparticipation in individual exchanges helped buffer it from the risk of a potential restructuring of the Affordable Care Act.

In life sciences tools and services, Illumina Inc. benefited from building demand for its next-generation gene-sequencing technology, new product cycles, and new largely untapped end markets beyond academic research. These markets include noninvasive prenatal testing, oncology, and reproductive and genetic health. A dramatic rise in the company’s genotyping services business reflects increased consumer interest in understanding family genetics. Additional growth is expected from nascent, large-scale national population-sequencing projects.

PGIM Jennison Health Sciences Fund	13

Strategy and Performance Overview (continued)

DexCom Inc. was a notable contributor in the health care equipment and supplies group. The company’s continuous glucose monitoring (CGM) systems eliminate the need for people with diabetes to test blood glucose levels through finger sticks. CGMs measure glucose levels every few minutes through a tiny sensor inserted under the skin and wirelessly transmit the information to a monitor. As CGM penetration is in its nascent stages, the market has significant room to grow in Jennison’s view. Jennison also believes that DexCom is a clear technological leader in the industry.

What didn’t work?

The stock prices of several pharmaceuticals holdings declined.

•

Assembly Biosciences Inc. was the largest detractor from the Fund’s performance across all sectors (see the table below), possibly as a result of investors selling some shares to lock in profits and also a lack of near-term catalysts to boost the stock price, in Jennison’s view. The company develops novel therapies for infectious diseases and other disorders of the gastrointestinal (GI) system. In July 2018, the FDA granted “fast track” designation to ABI-H0731, the company’s lead oral hepatitis B (HBV) core inhibitor, which is being evaluated in two global Phase 2a proof-of-concept studies. Assembly is also developing novel microbiome-based technology for targeted oral delivery of therapeutic bacteria, complex proteins, viral antigens, and small molecules to treat intractable infectious diseases of the GI tract.

•

The 2018 launch of Aerie Pharmaceuticals Inc.’s Rhopressa, a treatment for lowering intraocular pressure (IOP) in patients with open-angle glaucoma or ocular hypertension, was strong. Despite the promising launch, the stock was the second-largest detractor across all sectors from the Fund’s performance, which probably was due to investors’ uncertainty about the launch. Aerie also reported positive Phase 3 data for another therapy, Roclatan, which is a fixed-dose combination of Rhopressa and latanaprost (the current standard of care in glaucoma). Given its superior efficacy in lowering IOP, acceptable safety profile demonstrated in the Phase 3 trials, and once-daily-eye drop convenience, Jennison believes Roclatan is poised to become a blockbuster glaucoma product.

•

Bristol-Myers Squibb Co.’s shares were pressured on signs that the company’s non-small-cell lung cancer program has been eclipsed by a competing franchise. However, the likely broad adoption of immuno-oncology therapy in multiple settings points to avenues of future growth for Bristol-Myers.

Despite the declines in the three pharmaceutical stocks above, Jennison believes its investment theses for them remain intact.

Biotech detractors from the Fund’s performance included Exelixis and Incyte.

14	Visit our website at pgiminvestments.com

•

Exelixis Inc., the third-largest detractor across all sectors, focuses primarily on the development of receptor tyrosine kinase inhibitors for solid tumors. The company’s lead drug, cabozantinib, is approved for treating second-line and later renal cell carcinoma (RCC) (i.e., kidney cancer) and metastatic medullary thyroid cancer. Jennison believes the stock’s weakness probably reflected competitive threats to the company’s RCC franchise.

•

Incyte Corp.’s pipeline drug epacadostat failed to meet the primary endpoint of a Phase 3 trial with Merck’s Keytruda in unresectable or metastatic melanoma. Separately, an FDA panel found that the benefit-risk profile of a four-milligram dose of baricitinib, an oral JAK1/JAK2 inhibitor that Incyte is developing with Eli Lilly, was inadequate to support approval for treating adult patients with moderately-to-severely active rheumatoid arthritis (RA) who have had an inadequate response to or are intolerant of methotrexate, an already-marketed RA treatment.

Jennison eliminated the Fund’s positions in Exelixis in September 2018 and Incyte in October 2018.

Current outlook

•

As of the end of the reporting period, the Fund remained heavily invested in biotherapeutic companies with what Jennison views as compelling fundamentals and innovative products and pipeline drugs. Jennison continues to be encouraged by the pace of FDA drug approvals, as well as the department’s generally accommodative stance.

•

Drug-pricing initiatives in Washington, D.C. continue to emerge. A recent proposal by the Trump administration would reference drug prices of some Medicare Part B drugs to an index of international prices.

•

Health and Human Services Secretary Alex Azar’s initial drug-pricing focus was on the role of middlemen like pharmacy benefits managers and employers with an eye toward reducing rebates and decreasing out-of-pocket expenses for senior citizens. He has subsequently broadened his focus and is now looking at other ways of decreasing drug prices more directly.

•	Democrats will be setting the agenda in the House when Congress reconvenes in the new year. The party suggested that drug pricing will be one of the first issues it addresses.

•

Jennison expects progressive changes to US drug-pricing policy based on rational analyses. Although the status quo is unsustainable, more draconian proposals are unlikely to be legislated into law or implemented, in Jennison’s view. Ultimately, Jennison expects that companies that develop drugs with true clinical benefits will continue to be rewarded and that investors will, over time, become more immune to politically motivated sound bites.

PGIM Jennison Health Sciences Fund	15

Strategy and Performance Overview (continued)

•

Smaller-cap companies with single products or promising pipeline assets are being targeted by large multinational pharmaceutical companies, especially those facing patent-expiration pressures. The Fund holds many small- and mid-cap companies believed to be prime buyout candidates.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Sarepta Therapeutics Inc.	3.02	Assembly Biosciences Inc.	–1.62
UnitedHealth Group Inc.	1.59	Aerie Pharmaceuticals Inc.	–0.91
Illumina Inc.	1.58	Exelixis Inc.	–0.76
DexCom Inc.	1.51	Incyte Corp.	–0.69
ProQR Therapeutics NV	1.04	Bristol-Myers Squibb Co.	–0.67

16	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

PGIM Jennison Health Sciences Fund	17

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Health Sciences Fund		Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,023.30	1.13%	$5.73
	Hypothetical	$1,000.00	$1,019.40	1.13%	$5.72
Class B	Actual	$1,000.00	$1,018.80	1.94%	$9.82
	Hypothetical	$1,000.00	$1,015.34	1.94%	$9.80
Class C	Actual	$1,000.00	$1,019.60	1.80%	$9.11
	Hypothetical	$1,000.00	$1,016.04	1.80%	$9.10
Class R	Actual	$1,000.00	$1,021.50	1.42%	$7.20
	Hypothetical	$1,000.00	$1,017.95	1.42%	$7.18
Class Z	Actual	$1,000.00	$1,024.50	0.85%	$4.31
	Hypothetical	$1,000.00	$1,020.81	0.85%	$4.31
Class R6**	Actual	$1,000.00	$1,024.70	0.82%	$4.16
	Hypothetical	$1,000.00	$1,020.96	0.82%	$4.15

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2018, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

**Formerly known as Class Q shares.

18	Visit our website at pgiminvestments.com

Schedule of Investments

as of November 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS 99.6%

Biotechnology 41.4%
Aeglea BioTherapeutics, Inc.*(a)	602,772	$5,075,340
Agios Pharmaceuticals, Inc.*(a)	124,493	8,191,639
Aileron Therapeutics, Inc.*	205,051	444,961
Aimmune Therapeutics, Inc.*(a)	291,205	6,916,119
Alexion Pharmaceuticals, Inc.*	423,297	52,129,026
Allakos, Inc.*(a)	219,164	12,910,951
Allogene Therapeutics, Inc.*(a)	430,648	13,470,669
Amicus Therapeutics, Inc.*(a)	3,136,734	34,629,543
AnaptysBio, Inc.*(a)	57,482	4,287,008
Apellis Pharmaceuticals, Inc.*	368,569	5,653,848
Arbutus Biopharma Corp. (Canada)*	156,557	682,589
Argenx SE (Netherlands), ADR*	205,132	19,850,624
Ascletis Pharma, Inc. (China), 144A*	4,379,330	4,052,762
Audentes Therapeutics, Inc.*	687,019	16,797,615
Autolus Therapeutics PLC (United Kingdom), ADR*(a)	79,455	3,100,334
BioCryst Pharmaceuticals, Inc.*(a)	2,374,552	21,798,387
BioMarin Pharmaceutical, Inc.*(a)	1,103,318	105,951,628
Bluebird Bio, Inc.*(a)	368,493	45,284,105
Blueprint Medicines Corp.*	140,870	8,081,712
Celgene Corp.*	332,333	24,001,089
CRISPR Therapeutics AG (Switzerland)*(a)	330,019	12,649,628
DBV Technologies SA (France), ADR*(a)	787,292	11,888,109
Eiger BioPharmaceuticals, Inc.*	620,739	6,586,041
Epizyme, Inc.*(a)	1,410,186	10,463,580
Exact Sciences Corp.*(a)	724,059	56,462,121
Fate Therapeutics, Inc.*	174,711	2,683,561
FibroGen, Inc.*	230,691	10,002,762
GlycoMimetics, Inc.*(a)	1,028,787	11,820,763
Heron Therapeutics, Inc.*(a)	171,778	4,935,182
Hua Medicine (China)	3,474,741	3,381,778
ImmunoGen, Inc.*	720,106	3,967,784
Immunomedics, Inc.*(a)	1,574,381	31,629,314
Innovent Biologics, Inc. (China)	591,945	1,622,564
Kodiak Sciences, Inc.*	597,911	5,530,677
La Jolla Pharmaceutical Co.*(a)	886,745	12,831,200
Madrigal Pharmaceuticals, Inc.*(a)	142,508	16,481,050
Mirati Therapeutics, Inc.*	316,359	12,208,294
Natera, Inc.*	1,535,874	26,601,338
Neurocrine Biosciences, Inc.*	306,692	27,071,703
ProQR Therapeutics NV (Netherlands)*(a)	1,725,935	32,896,321
Proteostasis Therapeutics, Inc.*(a)	2,271,706	11,517,549
Repligen Corp.*(a)	157,903	10,211,587
Retrophin, Inc.*(a)	441,982	10,846,238

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	19

Schedule of Investments (continued)

as of November 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Rubius Therapeutics, Inc.*(a)	358,703	$7,669,070
Sage Therapeutics, Inc.*(a)	559,779	64,536,921
Sarepta Therapeutics, Inc.*(a)	690,340	89,378,320
Solid Biosciences, Inc.*(a)	492,600	15,359,268
Spring Bank Pharmaceuticals, Inc.*(a)	395,989	4,450,916
Sutro Biopharma, Inc.*	119,157	1,249,957
TESARO, Inc.*(a)	247,419	11,475,293
Unum Therapeutics, Inc.*(a)	439,777	3,034,461
Vertex Pharmaceuticals, Inc.*	257,492	46,551,979
Viking Therapeutics, Inc.*(a)	333,004	3,759,615

		975,064,893

Health Care Services 0.4%
Guardant Health, Inc.*	243,966	8,716,905

Health Care Equipment 13.7%
Abbott Laboratories	690,800	51,153,740
ABIOMED, Inc.*	26,631	8,859,601
AxoGen, Inc.*(a)	379,810	12,716,039
Boston Scientific Corp.*	1,407,344	53,014,648
DexCom, Inc.*(a)	324,967	42,112,474
Edwards Lifesciences Corp.*	253,349	41,045,072
IDEXX Laboratories, Inc.*	40,055	8,161,607
Inogen, Inc.*	60,671	8,940,479
Insulet Corp.*(a)	53,667	4,504,271
Intuitive Surgical, Inc.*	90,064	47,812,276
iRhythm Technologies, Inc.*(a)	113,288	8,392,375
Nevro Corp.*	300,385	12,468,981
Teleflex, Inc.	85,084	23,433,835

		322,615,398

Health Care Supplies 1.0%
Align Technology, Inc.*	103,908	23,887,410

Health Care Technology 1.5%
Inspire Medical Systems, Inc.*	56,215	2,582,517
Tabula Rasa HealthCare, Inc.*	313,820	23,687,134
Teladoc Health, Inc.*(a)	145,402	9,080,355

		35,350,006

Life Sciences Tools & Services 6.1%
ARYA Sciences Acquisition Corp.*	557,818	5,745,525

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)
Illumina, Inc.*	334,250	$112,809,375
PRA Health Sciences, Inc.*	190,256	22,210,486
Quanterix Corp.*(a)	223,468	4,187,790

		144,953,176

Managed Health Care 19.2%
Anthem, Inc.	143,120	41,514,818
Centene Corp.*	477,180	67,878,855
Cigna Corp.(a)	326,275	72,883,310
HealthEquity, Inc.*(a)	130,299	11,556,218
Humana, Inc.	233,872	77,053,808
UnitedHealth Group, Inc.	643,375	181,019,990

		451,906,999

Pharmaceuticals 16.3%
Aerie Pharmaceuticals, Inc.*(a)	642,632	25,634,591
Allergan PLC	283,456	44,389,210
Assembly Biosciences, Inc.*	1,579,048	40,707,857
AstraZeneca PLC (United Kingdom), ADR(a)	1,393,915	55,505,695
Bristol-Myers Squibb Co.	556,521	29,751,613
Charlottes Web Holdings, Inc.*(a)	628,261	7,187,421
Eli Lilly & Co.	434,107	51,502,455
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	170,313	20,951,905
Marinus Pharmaceuticals, Inc.*(a)	846,082	3,951,203
Merck & Co., Inc.(a)	657,219	52,143,755
Mylan NV*	383,460	12,983,956
Ocular Therapeutix, Inc.*(a)	1,431,743	9,535,408
Pfizer, Inc.	388,812	17,974,779
resTORbio, Inc.*(a)	909,440	11,877,286

		384,097,134

TOTAL COMMON STOCKS (cost $1,418,286,808)		2,346,591,921

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	21

Schedule of Investments (continued)

as of November 30, 2018

Description	Shares	Value
PREFERRED STOCK 0.2%

Health Care Equipment
ControlRad Systems, Inc., Private Placement, Reg D, Series A (original cost $2,400,000; purchased 8/31/12)*^(f)	4,084,064	$3,389,773

TOTAL LONG-TERM INVESTMENTS (cost $1,420,686,808)		2,349,981,694

SHORT-TERM INVESTMENTS 22.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	7,002,624	7,002,624
PGIM Institutional Money Market Fund (cost $516,271,957; includes $515,211,284 of cash collateral for securities on loan)(b)(w)	516,285,493	516,233,864

TOTAL SHORT-TERM INVESTMENTS (cost $523,274,581)		523,236,488

TOTAL INVESTMENTS 122.0% (cost $1,943,961,389)		2,873,218,182
Liabilities in excess of other assets (22.0)%		(517,336,217)

NET ASSETS 100.0%		$2,355,881,965

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

Reg D—Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $3,389,773 and 0.2% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $509,731,053; cash collateral of $515,211,284 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $2,400,000. The aggregate value of $3,389,773 is 0.2% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

22

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Biotechnology	$966,007,789	$9,057,104	$—
Health Care Services	8,716,905	—	—
Health Care Equipment	322,615,398	—	—
Health Care Supplies	23,887,410	—	—
Health Care Technology	35,350,006	—	—
Life Sciences Tools & Services	144,953,176	—	—
Managed Health Care	451,906,999	—	—
Pharmaceuticals	384,097,134	—	—
Preferred Stock
Health Care Equipment	—	—	3,389,773
Affiliated Mutual Funds	523,236,488	—	—

Total	$2,860,771,305	$9,057,104	$3,389,773

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2018 were as follows (unaudited):

Biotechnology	41.4%
Affiliated Mutual Funds (21.9% represents investments purchased with collateral from securities on loan)	22.2
Managed Health Care	19.2
Pharmaceuticals	16.3
Health Care Equipment	13.9
Life Sciences Tools & Services	6.1
Health Care Technology	1.5

Health Care Supplies	1.0%
Health Care Services	0.4

122.0
Liabilities in excess of other assets	(22.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	23

Schedule of Investments (continued)

as of November 30, 2018

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$509,731,053	$(509,731,053)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

24

Statement of Assets & Liabilities

as of November 30, 2018

Assets
Investments at value, including securities on loan of $509,731,053:
Unaffiliated investments (cost $1,420,686,808)	$2,349,981,694
Affiliated investments (cost $523,274,581)	523,236,488
Receivable for Fund shares sold	1,668,571
Dividends receivable	1,293,617
Tax reclaim receivable	771,691
Prepaid expenses	17,168

Total Assets	2,876,969,229

Liabilities
Payable to broker for collateral for securities on loan	515,211,284
Payable for Fund shares reacquired	2,693,165
Management fee payable	1,379,648
Accrued expenses and other liabilities	1,378,708
Distribution fee payable	347,308
Affiliated transfer agent fee payable	51,884
Payable for investments purchased	25,267

Total Liabilities	521,087,264

Net Assets	$2,355,881,965

Net assets were comprised of:
Common stock, at par	$464,417
Paid-in capital in excess of par	1,214,862,518
Total distributable earnings (loss)	1,140,555,030

Net assets, November 30, 2018	$2,355,881,965

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	25

Statement of Assets & Liabilities

as of November 30, 2018

Class A
Net asset value and redemption price per share, ($767,276,922 ÷ 15,570,021 shares of common stock issued and outstanding)	$49.28
Maximum sales charge (5.50% of offering price)	2.87

Maximum offering price to public	$52.15

Class B
Net asset value, offering price and redemption price per share, ($19,164,223 ÷ 511,652 shares of common stock issued and outstanding)	$37.46

Class C
Net asset value, offering price and redemption price per share, ($174,411,406 ÷ 4,651,572 shares of common stock issued and outstanding)	$37.50

Class R
Net asset value, offering price and redemption price per share, ($12,015,988 ÷ 248,468 shares of common stock issued and outstanding)	$48.36

Class Z
Net asset value, offering price and redemption price per share, ($1,373,500,424 ÷ 25,285,303 shares of common stock issued and outstanding)	$54.32

Class R6
Net asset value, offering price and redemption price per share, ($9,513,002 ÷ 174,726 shares of common stock issued and outstanding)	$54.45

See Notes to Financial Statements.

26

Statement of Operations

Year Ended November 30, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $72,761 foreign withholding tax)	$9,009,690
Income from securities lending, net (including affiliated income of $700,187)	2,204,069
Affiliated dividend income	755,523

Total income	11,969,282

Expenses
Management fee	17,147,957
Distribution fee(a)	4,615,389
Transfer agent’s fees and expenses (including affiliated expense of $428,646)(a)	2,364,565
Custodian and accounting fees	184,346
Shareholders’ reports	95,869
Registration fees(a)	87,595
Directors’ fees	53,890
Legal fees and expenses	32,769
Audit fee	24,044
Miscellaneous	49,217

Total expenses	24,655,641
Less: Fee waiver and/or expense reimbursement(a)	(6,408)
Distribution fee waiver(a)	(32,821)

Net expenses	24,616,412

Net investment income (loss)	(12,647,130)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(34,088))	228,349,524
Foreign currency transactions	(12,052)

228,337,472

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(67,330))	47,053,998
Foreign currencies	8,167

47,062,165

Net gain (loss) on investment and foreign currency transactions	275,399,637

Net Increase (Decrease) In Net Assets Resulting From Operations	$262,752,507

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	2,438,504	240,358	1,838,065	98,462	—	—
Transfer agent’s fees and expenses	777,640	40,843	106,872	18,462	1,420,383	365
Registration fees	14,314	11,854	12,325	11,912	26,428	10,762
Fee waiver and/or expense reimbursement	—	—	—	—	—	(6,408)
Distribution fee waiver	—	—	—	(32,821)	—	—

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	27

Statements of Changes in Net Assets

	Year Ended November 30,

	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$(12,647,130)	$(11,426,078)
Net realized gain (loss) on investment and foreign currency transactions		228,337,472	116,483,355
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		47,062,165	410,064,411

Net increase (decrease) in net assets resulting from operations		262,752,507	515,121,688

Dividends and Distributions
Distributions from distributable earnings*
Class A		(38,102,457)	—
Class B		(1,650,009)	—
Class C		(10,949,148)	—
Class R		(663,146)	—
Class Z		(53,960,436)	—
Class R6		(75,852)	—

		(105,401,048)	—

Distributions from net realized gains*
Class A			(32,929,857)
Class B			(1,380,170)
Class C			(8,564,723)
Class R			(468,571)
Class Z			(30,538,325)
Class R6			(344)

		*	(73,881,990)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		297,431,284	331,776,148
Net asset value of shares issued in reinvestment of dividends and distributions		93,670,809	66,067,292
Cost of shares reacquired		(491,340,829)	(681,949,987)

Net increase (decrease) in net assets from Fund share transactions		(100,238,736)	(284,106,547)

Total increase (decrease)		57,112,723	157,133,151

Net Assets:
Beginning of year		2,298,769,242	2,141,636,091

End of year(a)		$2,355,881,965	$2,298,769,242

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(2,830,762)

*	For the year ended November 30, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

28

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Jennison Financial Services Fund, PGIM Jennison Health Sciences Fund and PGIM Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Health Sciences Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Company were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

On or about the close of business on June 29, 2012, the Fund was closed to new investors.

The investment objective of the Fund is long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Health Sciences Fund	29

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

30

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign

PGIM Jennison Health Sciences Fund	31

Notes to Financial Statements (continued)

currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and

32

realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith,

PGIM Jennison Health Sciences Fund	33

Notes to Financial Statements (continued)

Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion and 0.70% of average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.72% for the year ended November 30, 2018.

PGIM Investments has contractually agreed, through March 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.82% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through November 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective December 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through March 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

34

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed to limit such fees to 0.50% of the average daily net assets of Class R shares through March 31, 2020.

PIMS has advised the Fund that it received $139,118 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2018, it received $4,829 and $306 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended November 30, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

PGIM Jennison Health Sciences Fund	35

Notes to Financial Statements (continued)

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2018, were $832,790,585 and $978,650,290, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2018, is presented as follows:

Value, beginning of year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, end of year	Shares, end of year	Income
PGIM Core Ultra Short Bond Fund*
$ 72,663,270	$517,438,665	$583,099,311	$—	$—	$7,002,624	7,002,624	$755,523
PGIM Institutional Money Market Fund*
319,520,084	1,587,950,090	1,391,134,892	(67,330)	(34,088)	516,233,864	516,285,493	700,187	**

$392,183,354	$2,105,388,755	$1,974,234,203	$(67,330)	$(34,088)	$523,236,488		$1,455,710

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended November 30, 2018, the tax character of dividends paid by the Fund were $71,732,577 of ordinary income and $33,668,471 of long-term capital gains. For the year ended November 30, 2017, the tax character of dividends paid by the Fund was $73,881,990 of long-term capital gains.

As of November 30, 2018, the accumulated undistributed earnings on a tax basis were $48,062,891 of ordinary income and $171,229,734 of long-term capital gains.

36

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,951,955,777	$1,032,194,005	$(110,931,600)	$921,262,405

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

The Fund elected to treat post-October capital losses of approximately $6,409,000 as having been incurred in the following fiscal year (November 30, 2019).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases, except through an exchange from Class B shares of another fund or through dividends or capital gains reinvestments. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 515 million shares of common stock, $0.01 par value per share, authorized and divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class T and Class R6 common stock, each of which consists of 75 million, 10 million, 30 million, 50 million, 150 million, 70 million and 130 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

PGIM Jennison Health Sciences Fund	37

Notes to Financial Statements (continued)

At reporting period end, six shareholders of record held 55% of the Fund’s outstanding shares, each holding greater than 5% of outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2018:
Shares sold	721,246	$34,647,864
Shares issued in reinvestment of dividends and distributions	811,331	35,901,401
Shares reacquired	(3,046,245)	(145,693,104)

Net increase (decrease) in shares outstanding before conversion	(1,513,668)	(75,143,839)
Shares issued upon conversion from other share class(es)	330,201	16,355,879
Shares reacquired upon conversion into other share class(es)	(821,095)	(40,693,507)

Net increase (decrease) in shares outstanding	(2,004,562)	$(99,481,467)

Year ended November 30, 2017:
Shares sold	1,370,308	$57,197,878
Shares issued in reinvestment of dividends and distributions	857,037	31,050,448
Shares reacquired	(5,743,598)	(234,748,001)

Net increase (decrease) in shares outstanding before conversion	(3,516,253)	(146,499,675)
Shares issued upon conversion from other share class(es)	430,169	17,797,342
Shares reacquired upon conversion into other share class(es)	(4,260,866)	(168,562,715)

Net increase (decrease) in shares outstanding	(7,346,950)	$(297,265,048)

Class B
Year ended November 30, 2018:
Shares sold	8,116	$295,119
Shares issued in reinvestment of dividends and distributions	44,287	1,501,328
Shares reacquired	(86,396)	(3,155,975)

Net increase (decrease) in shares outstanding before conversion	(33,993)	(1,359,528)
Shares reacquired upon conversion into other share class(es)	(259,834)	(9,774,684)

Net increase (decrease) in shares outstanding	(293,827)	$(11,134,212)

Year ended November 30, 2017:
Shares sold	16,785	$528,142
Shares issued in reinvestment of dividends and distributions	43,141	1,223,036
Shares reacquired	(180,394)	(5,740,114)

Net increase (decrease) in shares outstanding before conversion	(120,468)	(3,988,936)
Shares reacquired upon conversion into other share class(es)	(160,469)	(5,252,148)

Net increase (decrease) in shares outstanding	(280,937)	$(9,241,084)

38

Class C	Shares	Amount
Year ended November 30, 2018:
Shares sold	67,226	$2,415,873
Shares issued in reinvestment of dividends and distributions	291,670	9,881,790
Shares reacquired	(552,388)	(20,221,604)

Net increase (decrease) in shares outstanding before conversion	(193,492)	(7,923,941)
Shares reacquired upon conversion into other share class(es)	(207,394)	(7,787,060)

Net increase (decrease) in shares outstanding	(400,886)	$(15,711,001)

Year ended November 30, 2017:
Shares sold	133,971	$4,225,318
Shares issued in reinvestment of dividends and distributions	249,864	7,078,640
Shares reacquired	(1,078,165)	(34,323,631)

Net increase (decrease) in shares outstanding before conversion	(694,330)	(23,019,673)
Shares reacquired upon conversion into other share class(es)	(733,109)	(23,770,549)

Net increase (decrease) in shares outstanding	(1,427,439)	$(46,790,222)

Class R
Year ended November 30, 2018:
Shares sold	53,779	$2,567,812
Shares issued in reinvestment of dividends and distributions	15,224	663,146
Shares reacquired	(128,793)	(6,037,244)

Net increase (decrease) in shares outstanding	(59,790)	$(2,806,286)

Year ended November 30, 2017:
Shares sold	68,940	$2,843,011
Shares issued in reinvestment of dividends and distributions	13,103	468,570
Shares reacquired	(120,445)	(4,868,581)

Net increase (decrease) in shares outstanding	(38,402)	$(1,557,000)

Class Z
Year ended November 30, 2018:
Shares sold	4,653,633	$249,552,873
Shares issued in reinvestment of dividends and distributions	938,279	45,647,292
Shares reacquired	(5,937,244)	(314,376,288)

Net increase (decrease) in shares outstanding before conversion	(345,332)	(19,176,123)
Shares issued upon conversion from other share class(es)	887,125	48,338,932
Shares reacquired upon conversion into other share class(es)	(139,566)	(7,733,704)

Net increase (decrease) in shares outstanding	402,227	$21,429,105

Year ended November 30, 2017:
Shares sold	5,792,157	$265,247,555
Shares issued in reinvestment of dividends and distributions	663,790	26,246,254
Shares reacquired	(8,962,230)	(402,168,281)

Net increase (decrease) in shares outstanding before conversion	(2,506,283)	(110,674,472)
Shares issued upon conversion from other share class(es)	4,191,728	181,815,205
Shares reacquired upon conversion into other share class(es)	(45,211)	(2,027,135)

Net increase (decrease) in shares outstanding	1,640,234	$69,113,598

PGIM Jennison Health Sciences Fund	39

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended November 30, 2018:
Shares sold	149,646	$7,951,743
Shares issued in reinvestment of dividends and distributions	1,556	75,852
Shares reacquired	(34,030)	(1,856,614)

Net increase (decrease) in shares outstanding before conversion	117,172	6,170,981
Shares issued upon conversion from other share class(es)	22,944	1,294,144

Net increase (decrease) in shares outstanding	140,116	$7,465,125

Year ended November 30, 2017:
Shares sold	36,483	$1,734,244
Shares issued in reinvestment of dividends and distributions	9	344
Shares reacquired†	(2,137)	(101,379)

Net increase (decrease) in shares outstanding	34,355	$1,633,209

†	Includes affiliated redemptions of 264 shares with a value of $12,939 for Class R6 shares.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2018. The average daily balance for the 5 days that the Fund had loans outstanding during the period was

40

$2,379,400, borrowed at a weighted average interest rate of 2.83%. The maximum loan balance outstanding during the period was $3,337,000. At November 30, 2018, the Fund did not have an outstanding loan balance.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Health Sciences Sector Risk: Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for

PGIM Jennison Health Sciences Fund	41

Notes to Financial Statements (continued)

registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

10. Subsequent Event

Dividends and Distributions to Shareholders: Subsequent to the year ended November 30, 2018, the Fund declared short-term capital gains and long-term capital gains dividends on December 18, 2018 to shareholders of record on December 19, 2018. The ex-date was December 20, 2018. The per share amounts declared were as follows:

	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$1.04832	$3.72929
Class B	$1.04832	$3.72929
Class C	$1.04832	$3.72929
Class R	$1.04832	$3.72929
Class Z	$1.04832	$3.72929
Class R6	$1.04832	$3.72929

42

Financial Highlights

Class A Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$46.25	$37.89	$49.64	$52.83	$41.99
Income (loss) from investment operations:
Net investment income (loss)	(0.31)	(0.26)	(0.18)	(0.36)	(0.30)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.52	9.97	(5.21)	4.08	14.37
Total from investment operations	5.21	9.71	(5.39)	3.72	14.07
Less Dividends and Distributions:
Distributions from net realized gains	(2.18)	(1.35)	(6.36)	(6.91)	(3.23)
Net asset value, end of year	$49.28	$46.25	$37.89	$49.64	$52.83
Total Return(b):	11.81%	26.61%	(12.38)%	7.88%	36.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$767,277	$812,855	$944,171	$1,534,229	$1,391,206
Average net assets (000)	$812,835	$835,255	$1,128,298	$1,641,053	$1,214,767
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.14%	1.15%	1.17%	1.13%	1.15%
Expenses before waivers and/or expense reimbursement	1.14%	1.15%	1.17%	1.13%	1.15%
Net investment income (loss)	(0.64)%	(0.61)%	(0.48)%	(0.67)%	(0.68)%
Portfolio turnover rate(e)	36%	27%	25%	52%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	43

Financial Highlights (continued)

Class B Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.95	$29.95	$40.83	$44.93	$36.43
Income (loss) from investment operations:
Net investment income (loss)	(0.54)	(0.42)	(0.36)	(0.60)	(0.52)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.23	7.77	(4.16)	3.41	12.25
Total from investment operations	3.69	7.35	(4.52)	2.81	11.73
Less Dividends and Distributions:
Distributions from net realized gains	(2.18)	(1.35)	(6.36)	(6.91)	(3.23)
Net asset value, end of year	$37.46	$35.95	$29.95	$40.83	$44.93
Total Return(b):	10.91%	25.74%	(13.01)%	7.14%	35.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,164	$28,959	$32,539	$51,837	$59,899
Average net assets (000)	$24,036	$30,218	$38,686	$60,495	$54,808
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.96%	1.85%	1.87%	1.83%	1.85%
Expenses before waivers and/or expense reimbursement	1.96%	1.85%	1.87%	1.83%	1.85%
Net investment income (loss)	(1.46)%	(1.30)%	(1.19)%	(1.37)%	(1.38)%
Portfolio turnover rate(e)	36%	27%	25%	52%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class C Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.94	$29.94	$40.81	$44.92	$36.42
Income (loss) from investment operations:
Net investment income (loss)	(0.48)	(0.42)	(0.36)	(0.60)	(0.53)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.22	7.77	(4.15)	3.40	12.26
Total from investment operations	3.74	7.35	(4.51)	2.80	11.73
Less Dividends and Distributions:
Distributions from net realized gains	(2.18)	(1.35)	(6.36)	(6.91)	(3.23)
Net asset value, end of year	$37.50	$35.94	$29.94	$40.81	$44.92
Total Return(b):	11.06%	25.75%	(12.99)%	7.12%	35.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$174,411	$181,567	$194,001	$294,592	$302,715
Average net assets (000)	$183,807	$187,980	$224,856	$328,656	$266,782
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.80%	1.85%	1.87%	1.83%	1.85%
Expenses before waivers and/or expense reimbursement	1.80%	1.85%	1.87%	1.83%	1.85%
Net investment income (loss)	(1.30)%	(1.30)%	(1.19)%	(1.37)%	(1.39)%
Portfolio turnover rate(e)	36%	27%	25%	52%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	45

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$45.58	$37.42	$49.20	$52.50	$41.83
Income (loss) from investment operations:
Net investment income (loss)	(0.46)	(0.33)	(0.26)	(0.46)	(0.40)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.42	9.84	(5.16)	4.07	14.30
Total from investment operations	4.96	9.51	(5.42)	3.61	13.90
Less Dividends and Distributions:
Distributions from net realized gains	(2.18)	(1.35)	(6.36)	(6.91)	(3.23)
Net asset value, end of year	$48.36	$45.58	$37.42	$49.20	$52.50
Total Return(b):	11.41%	26.40%	(12.57)%	7.70%	36.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,016	$14,049	$12,973	$22,225	$13,988
Average net assets (000)	$13,129	$13,552	$15,542	$22,044	$9,162
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.35%	1.37%	1.33%	1.35%
Expenses before waivers and/or expense reimbursement	1.72%	1.60%	1.62%	1.58%	1.60%
Net investment income (loss)	(0.97)%	(0.80)%	(0.68)%	(0.87)%	(0.89)%
Portfolio turnover rate(e)	36%	27%	25%	52%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class Z Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$50.62	$41.21	$53.30	$56.07	$44.24
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.14)	(0.08)	(0.21)	(0.19)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.06	10.90	(5.65)	4.35	15.25
Total from investment operations	5.88	10.76	(5.73)	4.14	15.06
Less Dividends and Distributions:
Distributions from net realized gains	(2.18)	(1.35)	(6.36)	(6.91)	(3.23)
Net asset value, end of year	$54.32	$50.62	$41.21	$53.30	$56.07
Total Return(b):	12.12%	27.02%	(12.14)%	8.22%	36.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,373,500	$1,259,584	$957,942	$1,507,679	$1,182,659
Average net assets (000)	$1,338,706	$1,142,806	$1,087,154	$1,504,357	$926,562
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.85%	0.84%	0.87%	0.83%	0.85%
Expenses before waivers and/or expense reimbursement	0.85%	0.84%	0.87%	0.83%	0.85%
Net investment income (loss)	(0.34)%	(0.29)%	(0.18)%	(0.37)%	(0.40)%
Portfolio turnover rate(e)	36%	27%	25%	52%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	47

Financial Highlights (continued)

Class R6 Shares
	Year Ended November 30,		January 27, 2016(a) through November 30, 2016
	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.71	$41.25	$39.16
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.07	10.90	2.11
Total from investment operations	5.92	10.81	2.09
Less Dividends and Distributions:
Distributions from net realized gains	(2.18)	(1.35)	-
Net asset value, end of period	$54.45	$50.71	$41.25
Total Return(c):	12.18%	27.12%	5.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,513	$1,755	$11
Average net assets (000)	$5,770	$517	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.82%	0.74%	0.75%	(f)
Expenses before waivers and/or expense reimbursement	0.93%	0.74%	0.75%	(f)
Net investment income (loss)	(0.28)%	(0.19)%	(0.06)%(f)
Portfolio turnover rate(g)	36%	27%	25%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Report of Independent Registered Public

Accounting Firm

The Board of Directors of Prudential Sector Funds, Inc.

and the Shareholders of PGIM Jennison Health Sciences Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Health Sciences Fund (formerly Prudential Jennison Health Sciences Fund) (the “Fund”), a series of Prudential Sector Funds, Inc., including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

January 15, 2019

PGIM Jennison Health Sciences Fund	49

Federal Tax Information (unaudited)

We are advising you that during the year ended November 30, 2018, the Fund reports the maximum amount allowed per share but not less than $0.70 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2018, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Health Sciences Fund	13.39%	8.57%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2018.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison Health Sciences Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid (56)# Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

PGIM Jennison Health Sciences Fund

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (59) Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Health Sciences Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Christian J. Kelly (43) Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Health Sciences Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”)2. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	PGIM Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.
[2]

Subsequent to the renewal of the Fund’s advisory agreements, Independent Director Richard A. Redeker retired from the Board of the Fund. The Fund’s Board now consists of eleven individuals, eight of whom are not “interested persons” of the Fund.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and

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Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, five- and ten-year periods, though it underperformed over the three-year period.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses for Class R6 shares to exceed 0.82% through March 31, 2020.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Health Sciences Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Health Sciences Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	B	C	R	Z	R6*
NASDAQ	PHLAX	PHLBX	PHLCX	PJHRX	PHSZX	PHLQX
CUSIP	74441P502	74441P601	74441P700	74441P791	74441P866	74441P775

*Formerly known as Class Q shares.

MF188E3

PGIM JENNISON UTILITY FUND

(Formerly known as Prudential Jennison Utility Fund)

ANNUAL REPORT

NOVEMBER 30, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return through a combination of capital appreciation and current income

Highlights (unaudited)

•	Stock selection among electric and multi-utilities drove both absolute and relative performance during the period.

•	Underweight allocations to electric utilities also positively contributed to relative performance, while overweight allocations to midstream energy hurt.

•	Stock selection among gas utilities and independent power producers & energy traders detracted from relative performance.

•	Top absolute contributors to the Fund’s performance included NRG Energy, NextEra Energy, and Cheniere Energy Partners LP Holdings.

•	Top absolute detractors to performance included Edison International, Enel SpA, and TransCanada.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison Utility Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Utility Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Utility Fund

January 14, 2019

*The Prudential Day One Funds did not change their names.

PGIM Jennison Utility Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–4.16	7.42	11.89	—
Class B	–4.40	7.69	11.72	—
Class C	–0.30	7.88	11.73	—
Class R	1.08	8.40	12.28	—
Class Z	1.70	8.97	12.85	—
Class R6**	N/A	N/A	N/A	6.87* (1/26/18)
S&P 500 Utility Total Return (TR) Index
	1.81	11.86	10.67	—
S&P 500 Index
	6.27	11.11	14.31	—
Lipper Utility Funds Average
	2.18	8.48	9.88	—

	Average Annual Total Returns as of 11/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	1.42	8.64	12.52	—
Class B	0.44	7.84	11.72	—
Class C	0.67	7.88	11.73	—
Class R	1.08	8.40	12.28	—
Class Z	1.70	8.97	12.85	—
Class R6**	N/A	N/A	N/A	6.87* (1/26/18)
S&P 500 Utility Total Return (TR) Index
	1.81	11.86	10.67	—
S&P 500 Index
	6.27	11.11	14.31	—
Lipper Utility Funds Average
	2.18	8.48	9.88	—

Source: PGIM Investments LLC and Lipper Inc.

*Not annualized

**Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the S&P 500 Utility Total Return (TR) Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2008) and the account values at the end of the current fiscal year (November 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for the other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Jennison Utility Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the following table.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

S&P 500 Utility Total Return (TR) Index—The S&P 500 Utility Total Return Index is an unmanaged, market capitalization-weighted index including those companies considered electric, gas, or water utilities, or companies that operate as independent producers and/or distributors of power. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.91%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –0.58%.

Lipper Utility Funds Average—The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds universe. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 8.27%.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 11/30/18 (%)
NextEra Energy, Inc., Electric Utilities	6.7
Exelon Corp., Electric Utilities	5.6
American Electric Power Co., Inc., Electric Utilities	5.1
Ameren Corp., Multi-Utilities	4.5
DTE Energy Co., Multi-Utilities	4.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/18 (%)
Electric Utilities	40.4
Multi-Utilities	26.1
Oil & Gas Storage & Transportation	11.1
Independent Power Producers & Energy Traders	7.2
Specialized REITs	4.2

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison Utility Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Utility Fund’s Class Z shares returned 1.70% in the 12-month reporting period that ended November 30, 2018, underperforming the 1.81% return of the S&P 500 Utility Total Return (TR) Index (the Index) and the 2.18% return of the Lipper Utility Funds Average.

What were market conditions?

•

The macroeconomic backdrop during and preceding the reporting period was solid. In the US, gross domestic product (GDP) grew at a healthy pace, employment gains were robust, corporate profit growth showed continued strength, and business and consumer confidence rose. Corporations used lower tax rates to increase capital spending and repurchase shares. Global growth, however, was more mixed. In Europe, Brexit negotiations between the United Kingdom (UK) and European Union (EU) remained contentious, compounding uncertainty about the final outcome. In China, a slowdown in the rate of economic expansion was amplified toward the end of the period by trade discord.

•

Global stock markets experienced a wild ride in October 2018 on concerns over rising interest rates, deteriorating growth prospects in the US and emerging markets, escalating odds of a trade war, and a rotation out of growth stocks. These fears sent the VIX (CBOE Volatility Index) sharply higher and caused declines across most major equity indices, both domestic and globally.

•

The price of West Texas Intermediate crude oil rose during the reporting period, hitting a high of $76 per barrel in October 2018. The market’s expectation that Iranian oil would come off the market relatively soon was then derailed when the US unexpectedly “walked-back” its initial sanctions, granting waivers to allow eight countries 180 days to phase out Iranian imports. This action sent oil prices tumbling more than 30% from October to November. The price of natural gas liquids (NGLs)—propane and butane—declined about 30% during the period, while ethane prices rose 30% and natural gas prices increased more than 50%.

•

Utility valuations, which had been under pressure since late 2017 when interest rates began to rise in a meaningful way, performed well toward the end of the period after a broad market sell-off drove investors into defensive industries like utilities. Within the Index, the independent power producers & energy traders sector—a relatively small weight compared with other industry sectors—outperformed its peers in the Index by a wide margin over the period. Other sectors generally saw performance gains in the low, single-digit range.

What worked?

Stock selection among electric and multi-utilities drove both absolute and relative performance during the period. Underweight allocations to electric utilities also positively contributed to relative performance.

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Top absolute contributors

In independent power producers and energy traders:

•

NRG Energy Inc. is an independent power and renewable electricity company that produces, sells, and delivers energy and energy products and services in US power markets. The company’s business segments include NRG Business, which consists of NRG’s wholesale operations, including plant operations, commercial operations, engineering and construction, and energy services; NRG Home, which includes Home Retail and Home Solar; NRG Renew, which includes solar and wind assets; and NRG Yield, which includes contracted generation assets. The company’s shares rose steadily during the reporting period as it issued good earnings results, maintained guidance, and raised its dividend.

In electric utilities:

•

NextEra Energy Inc. is an electric power company in North America that operates through its wholly owned subsidiaries—Florida Power & Light Company and NextEra Energy Resources LLC. During the period, the company reported solid earnings, added over 1,000 megawatts to its backlog of renewable projects, raised its 2018 earnings growth baseline, and extended its earnings-per-share growth (EPS) outlook to 2021, all of which helped increase its stock price. Jennison favors the company for its above-average rate base and customer growth potential, along with its status as a leading renewable energy player in the US.

In oil and gas storage and transportation:

•

Units of Cheniere Energy Partners LP Holdings (Cheniere) performed well throughout much of the reporting period, with a pullback on market and energy weakness during November 2018. Its parent company turned in additional progress on core projects, including Sabine Train 5. Cheniere owns 100% of the Sabine Pass LNG terminal in Cameron Parish, LA, where it is developing, constructing, and operating natural gas liquefaction facilities. These facilities include existing infrastructure of five liquefied natural gas (LNG) storage tanks, two marine berths, and vaporizers with significant regasification capacity. In Jennison’s view, Cheniere has a first-mover advantage and the real estate to continue to sign up new customers, which should help produce attractive, fixed-fee, “take-or-pay” revenues.

What didn’t work?

Overweight allocations to midstream energy hurt the Fund’s relative performance. Stock selection among gas utilities and independent power producers & energy traders also detracted from relative performance.

PGIM Jennison Utility Fund	13

Strategy and Performance Overview (continued)

Top absolute detractors

In electric utilities:

•

Edison International is the holding company of Southern California Edison (SCE), a California public utility corporation; Edison Mission Energy, an independent power producer; and Edison Capital, an infrastructure finance company. SCE distributes electricity to almost 14 million people in central, coastal, and southern California, and it is the top purchaser of renewable energy in the US. Edison’s shares declined late in the period on news reports concerning the possible involvement of Edison’s infrastructure in starting the major Camp Fire wildfire in northern California.

In utilities:

•

Enel SpA (Enel), along with its subsidiaries and affiliates, is a multinational, integrated electricity and gas operator based in Italy that focuses on Europe and Latin America. Shares of Enel and the broader Italian stock market underperformed during the period due to macroeconomic concerns after the Italian government proposed a budget that doesn’t reduce its fiscal deficit and is likely to be rejected by the European Commission. Jennison favors the company, given its attractive valuation relative to its European peers, and believes it could generate above-average EPS and cash-flow growth over the next few years while executing its strategic plan.

In oil and gas storage and transportation:

•

Shares of TransCanada Corp. were choppy during the period and declined in October and November 2018, as investors were concerned about the company’s funding and leverage issues. However, the company announced the sale of its 62% interest in the Cartier Quebec wind assets for $630 million during the period, and while this should improve the funding visibility for the company’s growth backlog, Jennison sold its remaining position in favor of a more attractive investment opportunity in the Canadian energy infrastructure space.

Current outlook

•

Utility valuations largely have been under pressure since late 2017 when interest rates began to rise in a meaningful way. Jennison believes higher-quality, faster-growth utilities should outperform lower-growth and/or lower-quality peers over time, particularly in a rising interest rate environment. Jennison continues to favor regulated utilities with solid dividend yields, above-average projected earnings, and/or dividend growth driven by regulatory rate-based investments.

•

In the renewable energy industry, Jennison believes there is momentum behind the secular trends of rising global demand for renewable energy supply and subsequent grid infrastructure investment needed to modernize aging networks and absorb the

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intermittent nature of renewable generation. In Jennison’s opinion, the trend for increased global investment in renewable energy continues to be supported by two broad and enduring themes: (1) pronounced reductions in the costs of renewable energy driven by technological advancements; and (2) increasing public policy support—on global and local levels—for renewable investment driven by concerns over greenhouse gas emissions, energy security, and more recently, job creation.

•

In the communications infrastructure industry, Jennison continues to favor wired broadband network and data center operators. These industries are well-positioned to capitalize on the exponential growth in demand for data resources around the world. Jennison also sees attractive investment opportunities in tower operators, multi-year contracts with their wireless operator customers, and strong free-cash-flow generation.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
NRG Energy Inc.	1.33	Edison International	–0.42
NextEra Energy Inc.	1.13	Williams Companies	–0.41
Exelon Corp.	0.85	Enel SpA	–0.39
NextEra Energy Partners	0.56	CyrusOne Inc.	–0.37
Cheniere Energy Partners	0.52	TransCanada Corp.	–0.33

PGIM Jennison Utility Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Utility Fund		Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,065.80	0.83%	$4.30
	Hypothetical	$1,000.00	$1,020.91	0.83%	$4.20
Class B	Actual	$1,000.00	$1,061.10	1.78%	$9.20
	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00
Class C	Actual	$1,000.00	$1,062.20	1.56%	$8.06
	Hypothetical	$1,000.00	$1,017.25	1.56%	$7.89
Class R	Actual	$1,000.00	$1,063.60	1.11%	$5.74
	Hypothetical	$1,000.00	$1,019.50	1.11%	$5.62
Class Z	Actual	$1,000.00	$1,067.10	0.56%	$2.90
	Hypothetical	$1,000.00	$1,022.26	0.56%	$2.84
Class R6**	Actual	$1,000.00	$1,067.50	0.52%	$2.70
	Hypothetical	$1,000.00	$1,022.46	0.52%	$2.64

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2018, and divided by the 365 days in the Fund's fiscal year ended November 30, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Jennison Utility Fund	17

Schedule of Investments

as of November 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 98.3%

COMMON STOCKS

Diversified Banks 0.6%
CFE Capital S de RL de CV (Mexico)	27,709,591	$19,590,543

Electric Utilities 40.4%
Alliant Energy Corp.	1,226,261	55,659,987
American Electric Power Co., Inc.	2,016,356	156,751,515
Avangrid, Inc.	617,965	31,133,077
Duke Energy Corp.	790,773	70,038,765
Edison International	842,981	46,633,709
El Paso Electric Co.	266,475	14,749,391
Enel SpA (Italy)	10,531,349	57,442,364
Entergy Corp.	721,953	62,853,228
Evergy, Inc.	2,189,967	130,018,341
Exelon Corp.(a)	3,706,801	171,958,498
FirstEnergy Corp.	2,540,040	96,089,713
Iberdrola SA (Spain)	2,053,289	15,360,609
NextEra Energy, Inc.	1,122,543	203,977,289
PG&E Corp.*	1,241,449	32,749,425
PPL Corp.	1,465,230	44,821,386
Xcel Energy, Inc.	929,809	48,768,482

		1,239,005,779

Gas Utilities 3.9%
Atmos Energy Corp.	851,194	81,433,730
Italgas SpA (Italy)	7,029,145	37,703,672

		119,137,402

Independent Power Producers & Energy Traders 7.2%
Clearway Energy, Inc. (Class C Stock)	1,296,045	23,665,782
NRG Energy, Inc.(a)	3,240,816	124,544,559
Vistra Energy Corp.*	3,117,241	73,192,818

		221,403,159

Multi-Utilities 26.1%
Ameren Corp.	2,001,386	137,335,107
CMS Energy Corp.	2,431,947	126,680,119
Dominion Energy, Inc.	824,217	61,404,167
DTE Energy Co.(a)	1,087,168	130,177,496
E.ON SE (Germany)	3,916,386	40,085,079
NiSource, Inc.	2,296,781	60,680,954
Public Service Enterprise Group, Inc.	565,841	31,630,512

See Notes to Financial Statements.

PGIM Jennison Utility Fund	19

Schedule of Investments (continued)

as of November 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
RWE AG (Germany)	2,558,125	$55,366,830
SCANA Corp.	1,363,064	63,600,566
Sempra Energy(a)	812,802	93,651,047

		800,611,877

Oil & Gas Storage & Transportation 11.1%
Cheniere Energy, Inc.*	1,498,730	91,602,378
Enbridge, Inc. (Canada)	909,073	29,872,523
ONEOK, Inc.	1,177,871	72,356,615
Pembina Pipeline Corp. (Canada)	1,157,247	38,964,506
Targa Resources Corp.(a)	693,589	30,954,877
Williams Cos., Inc. (The)	2,964,771	75,068,002

		338,818,901

Renewable Electricity 3.2%
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	52,067,039	16,443,183
NextEra Energy Partners LP	1,744,077	81,448,396

		97,891,579

Specialized REITs 4.2%
American Tower Corp.	216,278	35,575,568
CyrusOne, Inc.	571,004	32,021,905
Equinix, Inc.	73,511	28,322,318
SBA Communications Corp.*	192,867	32,943,612

		128,863,403

Water Utilities 1.6%
American Water Works Co., Inc.	523,236	49,921,947

TOTAL LONG-TERM INVESTMENTS (cost $2,145,249,826)		3,015,244,590

SHORT-TERM INVESTMENTS 8.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	47,999,657	47,999,657

See Notes to Financial Statements.

20

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $198,454,149; includes $198,095,639 of cash collateral for securities on loan)(b)(w)	198,451,803	$198,431,958

TOTAL SHORT-TERM INVESTMENTS (cost $246,453,806)		246,431,615

TOTAL INVESTMENTS 106.3% (cost $2,391,703,632)		3,261,676,205
Liabilities in excess of other assets (6.3)%		(192,298,225)

NET ASSETS 100.0%		$3,069,377,980

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $196,658,305; cash collateral of $198,095,639 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified Banks	$19,590,543	$—	$—
Electric Utilities	1,166,202,806	72,802,973	—
Gas Utilities	81,433,730	37,703,672	—
Independent Power Producers & Energy Traders	221,403,159	—	—
Multi-Utilities	705,159,968	95,451,909	—
Oil & Gas Storage & Transportation	338,818,901	—	—
Renewable Electricity	81,448,396	16,443,183	—

See Notes to Financial Statements.

PGIM Jennison Utility Fund	21

Schedule of Investments (continued)

as of November 30, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Specialized REITs	$128,863,403	$—	$—
Water Utilities	49,921,947	—	—
Affiliated Mutual Funds	246,431,615	—	—

Total	$3,039,274,468	$222,401,737	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2018 were as follows (unaudited):

Electric Utilities	40.4%
Multi-Utilities	26.1
Oil & Gas Storage & Transportation	11.1
Affiliated Mutual Funds (6.5% represents investments purchased with collateral from securities on loan)	8.0
Independent Power Producers & Energy Traders	7.2
Specialized REITs	4.2
Gas Utilities	3.9

Renewable Electricity	3.2%
Water Utilities	1.6
Diversified Banks	0.6

106.3
Liabilities in excess of other assets	(6.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$196,658,305	$(196,658,305)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

22

Statement of Assets & Liabilities

as of November 30, 2018

Assets
Investments at value, including securities on loan of $196,658,305:
Unaffiliated investments (cost $2,145,249,826)	$3,015,244,590
Affiliated investments (cost $246,453,806)	246,431,615
Foreign currency, at value (cost $8,878)	8,617
Dividends and interest receivable	9,215,342
Receivable for Fund shares sold	890,999
Tax reclaim receivable	565,373
Prepaid expenses and other assets	32,320

Total Assets	3,272,388,856

Liabilities
Payable to broker for collateral for securities on loan	198,095,639
Payable for Fund shares reacquired	2,247,781
Management fee payable	1,064,492
Distribution fee payable	766,097
Accrued expenses and other liabilities	713,438
Affiliated transfer agent fee payable	123,260
Payable for investments purchased	169

Total Liabilities	203,010,876

Net Assets	$3,069,377,980

Net assets were comprised of:
Common stock, at par	$2,102,072
Paid-in capital in excess of par	2,002,332,055
Total distributable earnings (loss)	1,064,943,853

Net assets, November 30, 2018	$3,069,377,980

See Notes to Financial Statements.

PGIM Jennison Utility Fund	23

Statement of Assets & Liabilities

as of November 30, 2018

Class A
Net asset value and redemption price per share, ($2,644,115,409 ÷ 181,060,898 shares of common stock issued and outstanding)	$14.60
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price to public	$15.45

Class B
Net asset value, offering price and redemption price per share, ($25,121,975 ÷ 1,727,462 shares of common stock issued and outstanding)	$14.54

Class C
Net asset value, offering price and redemption price per share, ($94,013,082 ÷ 6,470,906 shares of common stock issued and outstanding)	$14.53

Class R
Net asset value, offering price and redemption price per share, ($77,481,087 ÷ 5,311,261 shares of common stock issued and outstanding)	$14.59

Class Z
Net asset value, offering price and redemption price per share, ($227,254,606 ÷ 15,541,463 shares of common stock issued and outstanding)	$14.62

Class R6
Net asset value, offering price and redemption price per share, ($1,391,821 ÷ 95,188 shares of common stock issued and outstanding)	$14.62

See Notes to Financial Statements.

24

Statement of Operations

Year Ended November 30, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $2,729,223 foreign withholding tax)	$88,751,870
Affiliated dividend income	831,607
Income from securities lending, net (including affiliated income of $57,694)	78,828

Total income	89,662,305

Expenses
Management fee	13,086,856
Distribution fee(a)	9,727,733
Transfer agent’s fees and expenses (including affiliated expense of $1,284,204)(a)	2,737,059
Custodian and accounting fees	269,938
Shareholders’ reports	120,238
Registration fees(a)	88,930
Directors’ fees	65,607
Legal fees and expenses	36,562
Audit fee	23,812
Miscellaneous	60,656

Total expenses	26,217,391
Less: Fee waiver and/or expense reimbursement(a)	(29,986)
Distribution fee waiver(a)	(197,162)

Net expenses	25,990,243

Net investment income (loss)	63,672,062

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(12,268))	184,045,788
Foreign currency transactions	(29,948)

184,015,840

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(22,191))	(223,338,252)
Foreign currencies	(37,294)

(223,375,546)

Net gain (loss) on investment and foreign currency transactions	(39,359,706)

Net Increase (Decrease) In Net Assets Resulting From Operations	$24,312,356

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	7,878,169	280,638	977,439	591,487	—	—
Transfer agent’s fees and expenses	2,171,627	91,547	105,565	119,552	248,638	130
Registration fees	16,069	12,959	13,481	12,983	14,095	19,343
Fee waiver and/or expense reimbursement	—	(10,900)	—	—	—	(19,086)
Distribution fee waiver	—	—	—	(197,162)	—	—

See Notes to Financial Statements.

PGIM Jennison Utility Fund	25

Statements of Changes in Net Assets

	Year Ended November 30,

	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$63,672,062	$56,344,937
Net realized gain (loss) on investment and foreign currency transactions		184,015,840	82,981,564
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(223,375,546)	527,898,555

Net increase (decrease) in net assets resulting from operations		24,312,356	667,225,056

Dividends and Distributions
Distributions from distributable earnings*
Class A		(120,093,457)	—
Class B		(1,102,093)	—
Class C		(3,908,300)	—
Class R		(3,452,573)	—
Class Z		(11,253,858)	—
Class R6		(12,150)	—

		(139,822,431)	—

Dividends from net investment income*
Class A			(45,559,756)
Class B			(346,426)
Class C			(1,122,600)
Class R			(1,166,745)
Class Z			(4,556,467)

		*	(52,751,994)

Distributions from net realized gains*
Class A			(148,118,091)
Class B			(2,156,385)
Class C			(6,699,710)
Class R			(3,992,760)
Class Z			(11,827,485)

		*	(172,794,431)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		78,195,077	124,572,693
Net asset value of shares issued in reinvestment of dividends and distributions		133,860,034	215,757,865
Cost of shares reacquired		(437,113,193)	(440,624,960)

Net increase (decrease) in net assets from Fund share transactions		(225,058,082)	(100,294,402)

Total increase (decrease)		(340,568,157)	341,384,229

Net Assets:
Beginning of year		3,409,946,137	3,068,561,908

End of year(a)		$3,069,377,980	$3,409,946,137

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$13,927,459

*	For the year ended November 30, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

26

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Jennison Financial Services Fund, PGIM Jennison Health Sciences Fund and PGIM Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Utility Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Company were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek total return through a combination of capital appreciation and current income.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Utility Fund	27

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

28

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign

PGIM Jennison Utility Fund	29

Notes to Financial Statements (continued)

currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as

30

collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs): The Fund invests in MLPs. Distributions received from the Fund’s investment in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

PGIM Jennison Utility Fund	31

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.60% of the Fund’s average daily net assets up to $250 million, 0.50% of the next $500 million, 0.45% of the next $750 million, 0.40% of the next $500 million, 0.35% of the next $2 billion, 0.325% of the next $2 billion and 0.30% of average daily net assets in

32

excess of $6 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.43% for the year ended November 30, 2018.

PGIM Investments has contractually agreed, through March 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.78% of average daily net assets for Class B shares or 0.52% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through November 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective December 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through March 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed to limit such fees to 0.50% of the average daily net assets of Class R shares through March 31, 2020.

PIMS has advised the Fund that it received $636,220 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Jennison Utility Fund	33

Notes to Financial Statements (continued)

PIMS has advised the Fund that for the year ended November 30, 2018, it received $481, $16,120 and $3,475 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended November 30, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2018, were $1,175,196,797 and $1,451,110,037, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2018, is presented as follows:

34

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$61,362,015	$923,710,308	$937,072,666	$—	$—	$47,999,657	47,999,657	$831,607

PGIM Institutional Money Market Fund*
6,524,208	870,747,879	678,805,670	(22,191)	(12,268)	198,431,958	198,451,803	57,694	**

$67,886,223	$1,794,458,187	$1,615,878,336	$(22,191)	$(12,268)	$246,431,615		$889,301

*	The Fund did not have any capital gain distributions during the reporting period.

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended November 30, 2018, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $16,987 due to investment in partnerships. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2018, the tax character of dividends paid by the Fund were $66,378,209 of ordinary income and $73,444,222 of long-term capital gains. For the year ended November 30, 2017, the tax character of dividends paid by the Fund were $52,751,994 of ordinary income and $172,794,431 of long-term capital gains.

As of November 30, 2018, the accumulated undistributed earnings on a tax basis were $8,494,673 of ordinary income and $186,178,962 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,391,405,987	$912,032,358	$(41,762,140)	$870,270,218

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax reporting.

PGIM Jennison Utility Fund	35

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.085 billion shares of $0.01 par value per share common stock authorized which consists of 500 million shares of Class A common stock, 10 million shares of Class B common stock, 75 million shares of Class C common stock, 75 million shares of Class R common stock, 100 million shares of Class Z common stock, 250 million shares of Class T common stock, and 75 million shares of Class R6 common stock. The Fund currently does not have any Class T shares outstanding.

As of November 30, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned and 731 Class R6 shares of the Fund. At year end, two shareholders of record held 24% of the Fund’s outstanding shares, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

36

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2018:
Shares sold	2,323,845	$32,496,539
Shares issued in reinvestment of dividends and distributions	8,321,504	115,342,082
Shares reacquired	(22,307,895)	(310,363,643)

Net increase (decrease) in shares outstanding before conversion	(11,662,546)	(162,525,022)
Shares issued upon conversion from other share class(es)	657,707	9,157,322
Shares reacquired upon conversion into other share class(es)	(1,266,365)	(17,658,944)

Net increase (decrease) in shares outstanding	(12,271,204)	$(171,026,644)

Year ended November 30, 2017:
Shares sold	4,160,938	$57,713,534
Shares issued in reinvestment of dividends and distributions	14,127,127	186,001,764
Shares reacquired	(22,992,125)	(318,848,993)

Net increase (decrease) in shares outstanding before conversion	(4,704,060)	(75,133,695)
Shares issued upon conversion from other share class(es)	896,769	12,523,684
Shares reacquired upon conversion into other share class(es)	(2,346,549)	(32,162,374)

Net increase (decrease) in shares outstanding	(6,153,840)	$(94,772,385)

Class B
Year ended November 30, 2018:
Shares sold	30,854	$427,379
Shares issued in reinvestment of dividends and distributions	74,150	1,026,758
Shares reacquired	(285,865)	(3,951,915)

Net increase (decrease) in shares outstanding before conversion	(180,861)	(2,497,778)
Shares reacquired upon conversion into other share class(es)	(460,415)	(6,359,895)

Net increase (decrease) in shares outstanding	(641,276)	$(8,857,673)

Year ended November 30, 2017:
Shares sold	55,424	$757,926
Shares issued in reinvestment of dividends and distributions	179,580	2,344,283
Shares reacquired	(353,626)	(4,873,654)

Net increase (decrease) in shares outstanding before conversion	(118,622)	(1,771,445)
Shares reacquired upon conversion into other share class(es)	(518,556)	(7,173,680)

Net increase (decrease) in shares outstanding	(637,178)	$(8,945,125)

Class C
Year ended November 30, 2018:
Shares sold	374,449	$5,226,707
Shares issued in reinvestment of dividends and distributions	263,391	3,642,097
Shares reacquired	(1,501,840)	(20,706,777)

Net increase (decrease) in shares outstanding before conversion	(864,000)	(11,837,973)
Shares reacquired upon conversion into other share class(es)	(305,799)	(4,266,848)

Net increase (decrease) in shares outstanding	(1,169,799)	$(16,104,821)

Year ended November 30, 2017:
Shares sold	513,327	$7,028,068
Shares issued in reinvestment of dividends and distributions	527,545	6,881,184
Shares reacquired	(1,924,886)	(26,522,776)

Net increase (decrease) in shares outstanding before conversion	(884,014)	(12,613,524)
Shares reacquired upon conversion into other share class(es)	(617,068)	(8,615,603)

Net increase (decrease) in shares outstanding	(1,501,082)	$(21,229,127)

PGIM Jennison Utility Fund	37

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended November 30, 2018:
Shares sold	591,163	$8,262,864
Shares issued in reinvestment of dividends and distributions	249,176	3,452,573
Shares reacquired	(1,475,244)	(20,418,178)

Net increase (decrease) in shares outstanding	(634,905)	$(8,702,741)

Year ended November 30, 2017:
Shares sold	1,165,737	$16,332,390
Shares issued in reinvestment of dividends and distributions	391,951	5,159,505
Shares reacquired	(959,326)	(13,371,939)

Net increase (decrease) in shares outstanding	598,362	$8,119,956

Class Z
Year ended November 30, 2018:
Shares sold	2,172,747	$30,382,672
Shares issued in reinvestment of dividends and distributions	748,521	10,384,374
Shares reacquired	(5,882,330)	(81,467,904)

Net increase (decrease) in shares outstanding before conversion	(2,961,062)	(40,700,858)
Shares issued upon conversion from other share class(es)	1,478,249	20,656,076
Shares reacquired upon conversion into other share class(es)	(117,106)	(1,647,505)

Net increase (decrease) in shares outstanding	(1,599,919)	$(21,692,287)

Year ended November 30, 2017:
Shares sold	3,054,538	$42,740,775
Shares issued in reinvestment of dividends and distributions	1,163,318	15,371,129
Shares reacquired	(5,539,401)	(77,007,598)

Net increase (decrease) in shares outstanding before conversion	(1,321,545)	(18,895,694)
Shares issued upon conversion from other share class(es)	2,604,165	35,801,664
Shares reacquired upon conversion into other share class(es)	(26,921)	(373,691)

Net increase (decrease) in shares outstanding	1,255,699	$16,532,279

Class R6
Period ended November 30, 2018*:
Shares sold	99,819	$1,398,916
Shares issued in reinvestment of dividends and distributions	861	12,150
Shares reacquired	(14,166)	(204,776)

Net increase (decrease) in shares outstanding before conversion	86,514	1,206,290
Shares issued upon conversion from other share class(es)	8,674	119,794

Net increase (decrease) in shares outstanding	95,188	$1,326,084

*	Commencement of offering was January 26, 2018.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the

38

period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended November 30, 2018.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

PGIM Jennison Utility Fund	39

Notes to Financial Statements (continued)

Utility Sector Risk: The Fund is subject to risks of the utility industry, such as inflation and regulatory changes, due to its concentration in utility securities. When interest rates go up, the value of securities issued by utility companies historically has gone down. Although the average dividend yield of utility industry stocks has been higher than those of other companies, the total return of utility securities has historically underperformed those of industrial companies. In most countries and localities, the utility industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utility companies. In addition, utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. As a sector fund, the Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance indexes.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the

40

removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

10. Subsequent Event

Dividends and Distributions to Shareholders: Subsequent to the fiscal year end, the Fund declared ordinary income dividends on December 20, 2018 to shareholders of record on December 21, 2018. The ex-date was December 24, 2018. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	$0.06848	$0.88867
Class B	$0.02932	$0.88867
Class C	$0.03871	$0.88867
Class R	$0.05709	$0.88867
Class Z	$0.07984	$0.88867
Class R6	$0.08109	$0.88867

PGIM Jennison Utility Fund	41

Financial Highlights

Class A Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.06	$13.18	$13.37	$17.17	$14.14
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.24	0.20	0.24	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)	2.62	1.11	(2.29)	3.19
Total from investment operations	0.17	2.86	1.31	(2.05)	3.56
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.23)	(0.27)	(0.22)	(0.35)
Distributions from net realized gains	(0.33)	(0.75)	(1.23)	(1.53)	(0.18)
Total dividends and distributions	(0.63)	(0.98)	(1.50)	(1.75)	(0.53)
Net asset value, end of year	$14.60	$15.06	$13.18	$13.37	$17.17
Total Return(b):	1.42%	22.87%	11.08%	(13.06)%	25.75%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,644	$2,912	$2,629	$2,634	$3,422
Average net assets (in millions)	$2,626	$2,791	$2,744	$3,101	$3,175
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.83%	0.85%	0.84%	0.82%
Expenses before waivers and/or expense reimbursement	0.83%	0.83%	0.85%	0.84%	0.82%
Net investment income (loss)	2.10%	1.74%	1.48%	1.63%	2.30%
Portfolio turnover rate(e)	39%	24%	47%	51%	42%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class B Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.01	$13.14	$13.33	$17.12	$14.10
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.15	0.10	0.14	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	2.60	1.11	(2.28)	3.18
Total from investment operations	0.04	2.75	1.21	(2.14)	3.44
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.13)	(0.17)	(0.12)	(0.24)
Distributions from net realized gains	(0.33)	(0.75)	(1.23)	(1.53)	(0.18)
Total dividends and distributions	(0.51)	(0.88)	(1.40)	(1.65)	(0.42)
Net asset value, end of year	$14.54	$15.01	$13.14	$13.33	$17.12
Total Return(b):	0.44%	22.02%	10.33%	(13.67)%	24.91%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$25	$36	$39	$49	$86
Average net assets (in millions)	$28	$37	$45	$67	$86
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.78%	1.53%	1.55%	1.54%	1.52%
Expenses before waivers and/or expense reimbursement	1.82%	1.53%	1.55%	1.54%	1.52%
Net investment income (loss)	1.20%	1.06%	0.78%	0.94%	1.65%
Portfolio turnover rate(e)	39%	24%	47%	51%	42%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund	43

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.99	$13.12	$13.32	$17.11	$14.09
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.15	0.10	0.14	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)	2.60	1.10	(2.28)	3.19
Total from investment operations	0.07	2.75	1.20	(2.14)	3.44
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.13)	(0.17)	(0.12)	(0.24)
Distributions from net realized gains	(0.33)	(0.75)	(1.23)	(1.53)	(0.18)
Total dividends and distributions	(0.53)	(0.88)	(1.40)	(1.65)	(0.42)
Net asset value, end of year	$14.53	$14.99	$13.12	$13.32	$17.11
Total Return(b):	0.67%	22.06%	10.25%	(13.67)%	24.93%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$94	$115	$120	$130	$154
Average net assets (in millions)	$98	$118	$130	$151	$122
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.57%	1.53%	1.55%	1.54%	1.52%
Expenses before waivers and/or expense reimbursement	1.57%	1.53%	1.55%	1.54%	1.52%
Net investment income (loss)	1.37%	1.06%	0.78%	0.94%	1.55%
Portfolio turnover rate(e)	39%	24%	47%	51%	42%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class R Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.05	$13.17	$13.36	$17.16	$14.13
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.21	0.17	0.21	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)	2.62	1.11	(2.29)	3.21
Total from investment operations	0.13	2.83	1.28	(2.08)	3.53
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.20)	(0.24)	(0.19)	(0.32)
Distributions from net realized gains	(0.33)	(0.75)	(1.23)	(1.53)	(0.18)
Total dividends and distributions	(0.59)	(0.95)	(1.47)	(1.72)	(0.50)
Net asset value, end of year	$14.59	$15.05	$13.17	$13.36	$17.16
Total Return(b):	1.15%	22.64%	10.86%	(13.25)%	25.53%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$77	$89	$70	$58	$49
Average net assets (in millions)	$79	$81	$67	$59	$26
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.11%	1.03%	1.05%	1.04%	1.02%
Expenses before waivers and/or expense reimbursement	1.36%	1.28%	1.30%	1.29%	1.27%
Net investment income (loss)	1.82%	1.53%	1.28%	1.44%	1.96%
Portfolio turnover rate(e)	39%	24%	47%	51%	42%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund	45

Financial Highlights (continued)

Class Z Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.08	$13.19	$13.39	$17.19	$14.15
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.28	0.24	0.29	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)	2.63	1.10	(2.29)	3.22
Total from investment operations	0.21	2.91	1.34	(2.00)	3.62
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.27)	(0.31)	(0.27)	(0.40)
Distributions from net realized gains	(0.33)	(0.75)	(1.23)	(1.53)	(0.18)
Total dividends and distributions	(0.67)	(1.02)	(1.54)	(1.80)	(0.58)
Net asset value, end of year	$14.62	$15.08	$13.19	$13.39	$17.19
Total Return(b):	1.70%	23.29%	11.32%	(12.77)%	26.17%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$227	$259	$210	$197	$234
Average net assets (in millions)	$229	$237	$208	$223	$186
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.56%	0.53%	0.55%	0.54%	0.52%
Expenses before waivers and/or expense reimbursement	0.56%	0.53%	0.55%	0.54%	0.52%
Net investment income (loss)	2.37%	2.03%	1.79%	1.93%	2.50%
Portfolio turnover rate(e)	39%	24%	47%	51%	42%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class R6 Shares
	January 26, 2018(a) through November 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$13.96
Income (loss) from investment operations:
Net investment income (loss)	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.73
Total from investment operations	0.94
Less Dividends and Distributions:
Dividends from net investment income	(0.28)
Net asset value, end of period	$14.62
Total Return(c):	6.87%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1
Average net assets (in millions)	$1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.52%	(e)
Expenses before waivers and/or expense reimbursement	4.18%	(e)
Net investment income (loss)	1.74%	(e)
Portfolio turnover rate(f)	39%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund	47

Report of Independent Registered Public Accounting Firm

The Board of Directors of Prudential Sector Funds, Inc.

and the Shareholders of PGIM Jennison Utility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Utility Fund (formerly Prudential Jennison Utility Fund) (the “Fund”), a series of Prudential Sector Funds, Inc., including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

January 15, 2019

48

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended November 30, 2018, the Fund reports the maximum amount allowed per share, but not less than $0.33 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2018, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Utility Fund	100.00%	100.00%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

PGIM Jennison Utility Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison Utility Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid (56)# Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

PGIM Jennison Utility Fund

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (59) Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Utility Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Christian J. Kelly (43) Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Utility Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”)2. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	PGIM Jennison Utility Fund is a series of Prudential Sector Funds, Inc.
[2]

Subsequent to the renewal of the Fund’s advisory agreements, Independent Director Richard A. Redeker retired from the Board of the Fund. The Fund’s Board now consists of eleven individuals, eight of whom are not “interested persons” of the Fund.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	1st Quartile	4th Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and five-year periods though it underperformed over the three- and ten-year periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 1.78% for Class B shares, and 0.52% for Class R6 shares through March 31, 2020.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Utility Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Utility Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON UTILITY FUND

SHARE CLASS	A	B	C	R	Z	R6*
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX	PRUQX
CUSIP	74441P858	74441P841	74441P833	74441P825	74441P817	74441P726

*Formerly known as Class Q shares.

MF105E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2018 and November 30, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $71,668 and $70,958 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended November 30, 2018 and November 30, 2017: none.

(c) Tax Fees

For the fiscal years ended November 30, 2018 and November 30, 2017: none.

(d) All Other Fees

For the fiscal years ended November 30, 2018 and November 30, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended November 30, 2018 and November 30, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2018 and November 30, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 15, 2019